                                                                    Exhibit 99.1

                              Sunterra Corporation
                   Consolidated Debtor and Non-Debtor Entities
                                  Balance Sheet
                                November 30, 2001

                                                                        Total
                                                                    Consolidated
                                                                     (Unaudited)
                                                                      ---------
Assets:
-------
Cash and cash equivalents                                          $ 16,759,213
Cash in escrow and restricted cash                                  108,757,977
Mortgages receivable, net                                           155,847,651
Retained interests                                                   12,885,834
Due from related parties                                             12,806,384
Other receivables, net                                               11,994,415
Income tax refund receivable                                          3,979,411
Prepaid expenses and other assets                                    25,015,270
Investment in joint ventures                                         19,241,592
Assets held for sale                                                 14,408,111
Real estate and development costs                                   194,848,387
Property and equipment, net                                          67,981,968
Intangible assets, net                                               28,957,610
                                                                   ------------

                                                                   $673,483,823
                                                                   ============

Liabilities and equity (deficit):
-------------------------------
Accounts payable subject to compromise                             $ 76,280,226
Notes payable subject to compromise                                 639,662,638
Accounts payable not subject to compromise                           14,147,308
Accrued liabilities                                                 166,954,970
Notes payable not subject to compromise                              92,301,189
Income taxes payable                                                          -
Deferred income taxes                                                 1,602,412
                                                                   ------------
                                                                    990,948,743

Stockholders' equity (deficit)                                     (317,464,920)
                                                                   ------------

Total liabilities and equity (deficit)                             $673,483,823
                                                                   ============

    The accompanying notes and Monthly Operating Report are an integral part of these consolidated financial statements.
  Certain reclassifications were made to the consolidated financial statements which were not made to the individual debtor entities.

                              Sunterra Corporation
                   Consolidated Debtor and Non-Debtor Entities
                                Income Statement
                      For the Month Ended November 30, 2001

                                                                        Total
                                                                    Consolidated
                                                                     (Unaudited)
                                                                      ---------
Revenues:
---------
Vacation interests sales                                           $ 14,625,627
Interest income                                                       2,382,835
Other income (loss)                                                   2,974,829
                                                                   ------------
     Total revenues                                                  19,983,291
                                                                   ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                      2,473,438
Advertising, sales and marketing                                      8,848,041
Provision for doubtful accounts                                         343,656
Loan portfolio expenses                                                 905,625
Maintenance fees and subsidies                                        1,457,991
General and administrative                                            4,123,259
Depreciation and amortization                                         1,129,818
Resort property asset writedowns                                              -
                                                                              -
                                                                   ------------
Total costs and operating expenses                                   19,281,828
                                                                   ------------

Income (loss) from operations                                           701,463

Interest expense                                                      1,653,200
Other nonoperating expenses                                                   -
Realized (gain) on available-for-sale securities                              -
Equity (gain) on investment in joint ventures                          (268,580)
Bankruptcy expenses:
     Loss/(Gain) on Sale of Assets                                        6,474
     Interest (Income)                                                  (97,094)
     Professional Services                                            3,202,232
                                                                   ------------

Income (loss) before provision for taxes                             (3,794,769)

Provision for income taxes                                              193,863
                                                                   ------------
Net income (loss)                                                  $ (3,988,632)
                                                                   ============

    The accompanying notes and Monthly Operating Report are an integral part of these consolidated financial statements.
  Certain reclassifications were made to the consolidated financial statements which were not made to the individual debtor entities.

                                                                      Form No. 5
                                                                        (page 1)

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

IN RE:                          )          Case No. 00-5-6931-JS  through
SUNTERRA CORPORATION et al.,    )                  00-5-6967-JS, 00-5-8313-JS
                                )                  (Chapter 11)
         Debtors                )          (Jointly Administered under
                                                Case No. 00-5-6931-JS)

MONTHLY OPERATING REPORT  Calendar Month Nov. 1 through Nov. 30, 2001
                                         ---------------------------------------

                        FINANCIAL BACKGROUND INFORMATION

1.   ACCOUNT STATUS:   Cash _____________Accrual      X
                                                ------------

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report. Ann Cohen, Vice President
     ---------------------------------------------------------------------------
     1781 Park Center Drive, Orlando, Florida 32835 (407) 532-1000
     ---------------------------------------------------------------------------

3.   EMPLOYEE INFORMATION:
     Number of employees paid this period:                 1,067
                                                           ------
     Current number of employees                           1,067
                                                           ------
     Gross monthly payroll:
         Officers, directors and principals                $  573,568
                                                           ----------
         Other employees                                   $1,960,022
                                                           ----------
     All post-petition payroll obligations
     including payroll taxes are current.  Exceptions:          None
                                                      -------------------

4.   Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF
     OPERATIONS since the last reporting period?  Yes ____    No  X .  If yes,
                                                                 ---
     explain:
     ___________________________________________________________________________

     ___________________________________________________________________________

5.   Are all BUSINESS LICENSES or BONDS current?
         Yes  X   No ____  Not Applicable ____
             ---

6.   PRE-PETITION ACCOUNTS RECEIVABLE:
     Calculation still in process, will supply at a later date. See Note below

         Collected this Period                       $__________________

         Ending Balance                              $__________________

7.   POST-PETITION ACCOUNTS RECEIVABLE:
     Calculation still in process, will supply at a later date.  See Note below
     0-30 Days:  $________    31-60 Days: $________      Over 60 Days: $________

                                                                      Form No. 5
                                                                        (page 2)

If there are any post-petition Accounts Receivable over 60 days, provide
                 -------------
Schedule AR giving a listing of such accounts and explain the delinquencies.? Yes ____ No ____.

Note:
The majority of Accounts Receivable consists of Mortgages Receivable. The Debtors are in the process of analyzing the Mortgage Receivables In-Transit Aging. Supporting documents are available should the U.S. Trustee require more information.

8.  POST-PETITION ACCOUNTS PAYABLE:
    0-30 Days: $1,487,718  31-60 Days: $869,332  Over 60 Days: $1,674,301
               ----------              --------                ----------

If there are any post-petition Accounts Payable over 30 days, provide Schedule
                 -------------
AP giving a listing of such accounts and explain the delinquencies.

Note:
Supporting documents for the A/P aging are available should the U.S. Trustee require more information.

9. TAXES: Are all taxes being paid to the proper taxing authorities when due? Yes X No ____. See Note below
        ---

On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Also attach copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

Note:
There have been no changes to the escrow of payroll taxes as originally presented in the June 2000 MOR, except that the payroll service provider has been changed to ADP. Effective January 2001, ADP began to escrow payroll taxes for the Debtors. Supporting documents are available should the U.S. Trustee require more information.

10. BANK ACCOUNTS: Have you changed banks or any other financial institution --- during this period: Yes X No ___
                             ---

     If yes, explain:      See Attachment D
                       ---------------------------------------------------------
     ___________________________________________________________________________
11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? Yes X No ____.
                     ---
     If no, explain:
                    ____________________________________________________________

     ___________________________________________________________________________

                                                                      Form No. 5
                                                                        (page 3)
12.  INSURANCE:  Policy expiration dates: See Attachment B

     Auto and Truck     _________________       Liability      _________________
     Fire               _________________       Workers Comp   _________________
     Other              _________________       Expires:       _________________

13. ACTIONS OF DEBTOR. During the last month, did the Debtor: (a) Fail to defend or oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate? Yes ____ No X .
                                                        ---

     If yes, explain: __________________________________________________________

     ___________________________________________________________________________

     OR consent to relief from the automatic stay (Section 362)?  Yes ___ No X .
                                                                            ---

     If yes, explain: __________________________________________________________

     ___________________________________________________________________________
     (b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor? Yes X No ___________________________
                                             ---
     ___________________________________________________________________________

     If no, explain: ___________________________________________________________

     ___________________________________________________________________________

14. TRANSFER OR SALE OF PROPERTY: Did the Debtor or any person with control over any of the Debtor's assets transfer, convey or abandon any of Debtor's
                                                                 ---
     assets to another party during the period of this report other than as set forth herein (including sales by creditors)? Yes ___ No X .
                                                            ---
     If yes, explain: __________________________________________________________

     ___________________________________________________________________________

     If yes, a copy of court order authorizing the referenced action must be
                                                                     ----
     attached.

Please discuss any pending motions to sell estate assets.

Type of Motion
--------------
         See Attachment A.


Brief Description of Asset
--------------------------
         See Attachment A.

                                                                      Form No. 5
                                                                        (page 4)
Projected Income
----------------
         See Attachment A.

You may attach a copy of the notice of sale in lieu of completing the description. Indicate if notice(s) attached. Yes: X See Attachment A.
                                                 ---

15.  PAYMENTS TO SECURED CREDITORS during Reporting Period:

                  Frequency of      Amount          Next          Post-Petition
                  Payments per      of Each         Payment       Pmts. Not Made
Creditor          Contract          Payment         Due           No. Amt
--------------------------------------------------------------------------------
Finova (endpaper)                   None
--------------------------------------------------------------------------------
Ableco Financing/Foothill           None
--------------------------------------------------------------------------------
98-A Securitization                 $1,547,015 principal and interest
--------------------------------------------------------------------------------
99-A Securitization                 $1,491,648 principal and interest
--------------------------------------------------------------------------------
99-B Securitization                 $1,070,042 principal and interest
--------------------------------------------------------------------------------
Greenwich Capital                   $818,271
--------------------------------------------------------------------------------
Bank of America                     None
--------------------------------------------------------------------------------
Key Global Finance                  $28,146
--------------------------------------------------------------------------------
GE Capital (Matrix leases)          None
--------------------------------------------------------------------------------
Unicap (Matrix Funding)             None
--------------------------------------------------------------------------------
Cypress Land Loans                  $11,250
--------------------------------------------------------------------------------
Societe General (Barton Capital)    $1,006,136 principal and interest
--------------------------------------------------------------------------------

                                                                      Form No. 5
                                                                        (page 5)

16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc.) during Reporting Period:

   Professional Name                                  Type of Service Rendered      Fees Paid
   ---------------------------------------------------------------------------------------------
   Akin, Gump Strauss Hauer & Fled LLP                Legal Fees                          1,741
   Alston Hunt Floyd & Ing                            Legal Fees                            257
   Arm Financial Corporation                          Legal Fees                            300
   Bankruptcy Services LLC                            Legal Fees                        181,815
   Bass Berry & Sims                                  Legal Fees                          2,174
   Bell Boyd Lloyd LLC                                Legal Fees                         14,296
   Birch De Jongh Hindels & Hall                      Legal Fees                             21
   Bock & Clark Corporation                           Legal Fees                         14,070
   DeConcini McDonald Yetwin Lacy                     Legal Fees                         42,235
   Dewey Ballantine LLP                               Legal Fees                            891
   Dwyer Schraff & Meyer                              Legal Fees                            438
   Fairplay International Trust NV                    Legal Fees                          5,000
   First American Title Insurance Company             Legal Fees                         39,818
   Fitch Inc                                          Legal Fees                          3,000
   Fleishman, David M                                 Legal Fees                            592
   Hale & Hale PA                                     Legal Fees                          5,868
   Hale Lane Peek Dennison Howard & Anderson          Legal Fees                            263
   Holland & Knight                                   Legal Fees                        198,802
   Jay Alix & Assoc.                                  Professional Fees                 950,055
   Johnson, Murrell & Case                            Legal Fees                          3,920
   Kaufman & Canoles                                  Legal Fees                         15,789
   Lowndes Drosdick Doster Kantor & Reed PA           Legal Fees                          5,608
   Moore Stephens Lovelace PA                         Legal Fees                          4,500
   Potter, Mills & Bateman                            Legal Fees                          3,652
   Rinker, Susan                                      Legal Fees                            900
   Schreeder Wheeler & Flint                          Legal Fees                         21,731
   Shapiro & Meinhold LLP                             Legal Fees                            300
   Van Buren Campbell & Shimizu                       Legal Fees                          3,854
   Whiteford Taylor                                   Legal Fees                        413,721
   Willkie Farr                                       Legal Fees                        145,322
   Zuckerman Spaeder LLP                              Legal Fees                          8,278
                                                                                     ----------
                                                      Legal & Professional           $2,089,211
                                                                                     ==========

17.  QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:
     Monthly Disbursements:                        For the month of November:
     (calendar quarter)                            Quarter 3 fees paid $72,000
                                                                       -------
                                                   Quarter 4 fees paid    None
                                                                       -------

                                                                      Form No. 5
                                                                        (page 6)
VERIFICATION
     I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief . The business of the Debtors is complex. The Debtors have sought to report all information contained in this Monthly Operating Report completely and accurately. The Debtors will review their records and other information on an on-going basis to determine whether this Monthly Operating Report should be supplemented or otherwise amended. The Debtors' independent auditors, Deloitte & Touche LLP, are currently performing an audit of the Debtors financial statements for the fiscal year ended December 31, 2001. The unaudited financial information submitted herein is subject to the continuing review of the Debtors, which is ongoing as a result of, among other things, the audit being conducted by Deloitte & Touche LLP, and is subject to revision and adjustment. The Debtors reserve the right to file, at any time, such supplements or amendments to this Monthly Operating Report as the Debtors deem appropriate. This Monthly Operating Report should not be considered an admission regarding any of the Debtors' income, expenditures or general financial condition, but rather the Debtors' current compilation of such information based on their investigations to date. The Debtors do not make, and specifically disclaim, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtors or their counsel should they believe any part of this Monthly Operating Report to be inaccurate, incomplete or in need of supplementation in any way.

Dated:       May 10, 2002
             -----------------------------

             DEBTOR IN POSSESSION

By:            /s/ Lawrence E. Young
             -----------------------------

Name/Title:  Lawrence E. Young CFO
             -----------------------------

Address:     1781 Park Center Drive, Orlando, Florida 32835
             ----------------------------------------------

Telephone:      (407) 532-1000
             -----------------------------


REMINDER:  Attach copies of debtor in possession bank statements.
--------

NOTE: Due to the number of bank accounts, no bank statements have been attached. See Attachment D for bank account listing.

                                  ATTACHMENT A
                                  ------------
                           To Monthly Operating Report
                     Sunterra Corp., et al., November, 2001
                     --------------------------------------

     The following motions to sell assets of the Debtors were pending during the month of November 2001:

          Motion for (I) Approval of Sale of Real Property and Related Assets Free and Clear of Liens and Encumbrances, and (II) Assumption and Assignment of Executory Contracts (Carambola Beach Resort, St. Croix) (filed June 15, 2001); and

          Motion for Approval of (I) Sale of Real Property Free and Clear of Liens and Encumbrances and (II) Brokerage Fee in Connection With Sale (Gatlinburg Town Square; Gatlinburg Town Village Resort) (filed October 5, 2001) (Order entered November 13, 2001, and modified by Order entered November 20, 2001); and

          Motion for Approval of (i) Settlement Agreement and (ii) Transfer of Time Share Intervals (North Bay Resort Timeshare Intervals) (filed November 6, 2001) (Order entered November 30, 2001); and

          DIP Motion for Order Authorizing the Sale of Remaining
          Timeshare Intervals Free and Clear of Liens, Claims and
          Encumbrances (Villas on the Lake Property in Lake Conroe, Texas) (filed November 29, 2001).

     Also in November, 2001, the Debtors may have disposed of certain assets pursuant to the Order Authorizing The Sale And/Or Abandonment Of Miscellaneous Assets Including But Not Limited To Certain Furniture, Fixtures And Equipment, entered by the Court on September 14, 2000. (All of the pleadings referred to above are on file with the Clerk's Office).

     The Debtors may also have disposed of certain assets in the ordinary course of business in November 2001.

Sunterra Resorts Policy Register 2001 - 2002                        Attachment B
--------------------------------------------

Type of                 Company &            Policy
Coverage                Policy Number        Period     Limits/Deductible                 Premium      Comments
--------                -------------        ------     -----------------                 -------      --------
Primary General         American Safety      8/1/01-    $2,000,000 Aggregate per          $  263,194   McGriff Broker
Liability               Risk Retention       3/1/02     location;                                      Covers all Sunterra Corp's.
                                                        $2,000,000 Products/                           locations except Lake
                                                        Completed Operations                           Arrowhead, Hawaii resorts
                                                        $1,000,000 Personal &                          and St. Maarten resorts
                                                        Advertising Injury;
                                                        $1,000,000 Each Occurrence;
                                                        $50,000 Fire Legal;
                                                        $1,000,000 EBL;
                                                        $1,000,000 Liquor Liability;
                                                        $5,000 Deductible
General Liability       American Safety      8/1/00-    Covers $5,000 per occurrence      $  175,000   McGriff Broker
Stop Loss               Risk Retention       2/28/02    deductible on the primary G/L
Aggregate Fund                                          policy for 12 months
Umbrella Policy         National Union       3/1/01-    $50M each occurrence/$50M         $  175,000   Rated A++XV
                        Fire Ins. Co.        3/1/02     aggregate where applicable;
                        (AIG)                           Excess of scheduled underlying
                        BE8710004                       policy(ies) Auto, GL & DIC
Excess Umbrella         Ohio Casualty        3/1/01-    $50M each occurrence/ $50M        $   50,000   Rated AXI
Policy                  Insurance Co.        3/1/02     aggregate where applicable;
                        EOC52824758                     Excess of $50M each
                                                        occurrence/ $50M aggregate
                                                        Auto, GL & DIC
Foreign Liability DIC   Fireman's Fund       3/1/01-    $1,000,000 Commercial GL;         $   74,434   Covers claims brought
DIC                     Insurance            3/1/02     $1,000,000 Contingent Auto                     against Sunterra Corp. and
General Liability       Company                         Liability;                                     subsidiaries for claims/
Cover                   #IDC000845137                   $1,000,000 Employers Liability                 accidents occurring outside
                        61                                                                             the USA which are litigated/
                                                                                                       filed in the USA.
                                                                                                       Rated A++XV
Property Policy         Lloyds of            3/1/01-    $2.5 million annual aggregate     $1,684,802   McGriff Broker
                        London               3/1/02                                                    Covers all Sunterra Corp's.
                        168603M                                                                        owned or managed resorts,
                                                                                                       except for Lake Arrowhead
                                                                                                       and the St. Maarten resorts
Property Policy         Lloyds of            3/1/01-    $2.5 million excess of $2.5       $  947,702   McGriff Broker
                        London               3/1/02     million annual aggregate for all               Excess property covers 2/nd/
                        168602M                         perils, separately for Flood and               layer; $5 million in combined
                                                        Earthquake                                     property, business
                                                                                                       interruption and continuing
                                                                                                       expenses coverage. This
                                                                                                       policy will drop down and
                                                                                                       become primary if the above
                                                                                                       policy limits are exhausted.
Property Policy         Westchester          3/1/01-    $20 million excess of $2.5        $  400,142   McGriff Broker
                        Surplus Lines        3/1/02     million per occurrence, which in               Excess property covers 3/rd/
                        Insurance Co.                   turn excess of $2.5 million                    layer; $25 million in
                        WXA662745-0                     annual aggregate for all perils                combined property, business
                                                        annually, separately for Flood                 interruption and continuing
                                                        and Earthquake                                 expenses coverage

Sunterra Resorts Policy Register 2001 - 2002                        Attachment B
--------------------------------------------

Type of           Company &        Policy
Coverage          Policy Number    Period    Limits/Deductible                  Premium     Comments
--------          -------------    ------    -----------------                  -------     --------
Property Policy   Royal Surplus    3/1/01-   $100 million excess $22.5          $179,012    McGriff Broker
                  Lines -          3/1/02    million except California                      Excess property 4/th/ layer;
                  KHD317915                  Earthquake ($30 million excess                 $125 million in combined
                                             $22.5 million per occurrence,                  property, business
                                             which in turn excess of $2.5                   interruption and continuing
                                             million annual aggregate for all               expenses coverage
                                             perils)
Property Policy   TIG Specialty    3/1/01-   $5 million excess of $5 million    $142,157    Wind Flood Hail Coverage for
                  Ins. Co.         3/1/02    per occurrence for wind, hail                  U.S. Virgin Islands
                  XPT39205273                and flood USVI
Property Policy   Fulcrum          3/1/01-   $5 million excess of $10 million   $ 63,182    Wind Flood Hail Coverage for
                  Insurance Co.    3/1/02    per occurrence for wind, hail                  U.S. Virgin Islands
                  240230-2001                and flood USVI
Boiler and        Travelers        3/1/01-   $45,000,000                        $  6,027    McGriff Broker
Machinery         Insurance        3/1/02                                                   Covers all Sunterra Corp.'s
Coverage          Company                                                                   locations and resorts except
                  #BMGM5J273K                                                               St. Maarten and Lake
                  099611L01                                                                 Arrowhead; $45 million excess
                                                                                            of the primary Lloyds
                                                                                            property policy.
HOA D&O Policy    National Union   11/1/01-  $5,000,000 limit                               Marsh Broker
                  Fire Insurance   11/1/02   $5,000 deductible                              Individual D&O policies for
                  Co. #004738335                                                            HOA Boards
                                                                                $  3,100    AOAO Poipu Point
                                                                                $  3,100    AOAO Hawaiian Monarch
                                                                                $  2,100    Breakers of Ft. Lauderdale
                                                                                            Condo Assoc.
                                                                                $  3,100    Bent Creek Golf Village Condo
                                                                                            Assoc. Inc.
                                                                                $  2,100    Carambola Beach Resort Owners
                                                                                            Assoc. Inc.
                                                                                $  3,100    Coral Sands of Miami Beach
                                                                                            Timeshare Assoc. Inc.
                                                                                $  3,100    Gatlinburg Town Square Resort
                                                                                            Condo II Assoc.
                                                                                $  3,100    Gatlinburg Town Square Members
                                                                                            Assoc.
                                                                                $  3,100    Gatlinburg Town Square Master
                                                                                            Assoc.
                                                                                $  3,100    Grand Beach Resort Condo Assoc.
                                                                                $  3,100    Greensprings Plantation Resort
                                                                                            Owners Assoc.
                                                                                $  2,100    Lake Tahoe Vacation Ownership
                                                                                            Resort Owners' Assoc.
                                                                                $  3,100    Mountain Meadows Timeshare
                                                                                            Owners' Assoc.
                                                                                $  3,100    Plantation at Fall Creek Condo
                                                                                            Assoc.
                                                                                $  3,100    Poipu Point Vacation Owners'
                                                                                            Assoc.
                                                                                $  2,100    Polynesian Isles Resort Condo
                                                                                            IV Assoc.
                                                                                $  2,100    Polynesian Isles Resort Master
                                                                                            Assoc.

Sunterra Resorts Policy Register 2001 - 2002                        Attachment B
--------------------------------------------

Type of                Company & Policy     Policy
Coverage               Number               Period        Limits/Deductible             Premium        Comments
--------               ----------------     ------        -----------------             -------        --------
HOA D&O Policy         National Union       11/1/00-      $5,000,000 limit                             Marsh Broker
- Continued            Fire Insurance       11/1/01       $5,000 deductible                            Individual D&O policies for
                       Co. #004738335                                                                  HOA Boards
                                                                                        $  5,100       Polynesian Isles Resort
                                                                                                       Condo Assoc.
                                                                                        $  3,100       Powhatan Plantation
                                                                                                       Owners Assoc.
                                                                                        $  2,100       The Ridge on Sedona Golf
                                                                                                       Resort Owners' Assoc.
                                                                                        $  3,100       Ridge Pointe Property
                                                                                                       Owners Assoc.
                                                                                        $  3,000       Scottsdale Villa Mirage
                                                                                                       Resort Owners' Assoc.
                                                                                        $  3,100       Sedona Springs Resort
                                                                                                       Owners' Assoc.
                                                                                        $  2,100       Sedona Summit Resort
                                                                                                       Owners' Assoc.
                                                                                        $  3,100       Town Village Resort Condo
                                                                                                       Assoc., Inc.
                                                                                        $ 9,1700       Scottsdale Villa Mirage
                                                                                                       Resort Condo Assoc. Inc.
                                                                                        $  3,100       Vacation Timeshare Owners
                                                                                                       Assoc.
                                                                                        $  2,100       Villas de Santa Fe Condo
                                                                                                       Assoc.
                                                                                        $  2,100       Villas on the Lake Owners
                                                                                                       Assoc.
Corporate              Genesis              1/27/01-      $10,000,000                   $100,000       Marsh Broker
Directors &            Insurance Co.        1/27/02                                                    Extended period for
Officers               #YB001931A                                                                      reporting coverage for policy
Tail coverage                                                                                          that expired 1/27/01
Corporate              Genesis              1/27/01-      $10,000,000 x 15 million      $ 50,000       Marsh Broker
Directors &            Insurance Co.        1/27/02                                                    Extended period for
Officers               #YXB001937                                                                      reporting coverage for policy
Tail coverage                                                                                          that expired 1/27/01
Corporate              Twin City Fire       1/27/01-      $5,000,000 x 10 million       $ 35,000       Marsh Broker
Directors &            Insurance Co.        1/27/02                                                    Extended period for
Officers               (Hartford) #NDA                                                                 reporting coverage for policy
Tail coverage          0131223-00                                                                      that expired 1/27/01
Corporate              Genesis              1/27/01-      $5,000,000 Primary            $647,500
Directors &            Insurance Co.        1/27/02
Officers               #YXB002299
Corporate              Gulf Insurance       1/27/01-      $5,000,000 X $5,000,000       $323,750
Directors &            Company              1/27/02
Officers               #GA0723854
Corporate              Twin City Fire       1/27/01-      $5,000,000 X $10,000,000      $242,813
Directors &            Insurance Co.        1/27/02
Officers               (Hartford) #NDA
                       0131223-01
Corporate              Greenwich            1/27/01-      $5,000,000 X $15,000,000      $160,000
Directors &            Insurance Co.        1/27/02
Officers               (XL - Capitol)
Corporate              Clarendon            1/27/01-      $5,000,000 X $20,000,000      $150,000
Directors &            National             1/27/02
Officers               Insurance Co.
                       (MAG)

Sunterra Resorts Policy Register 2001 - 2002                        Attachment B
--------------------------------------------

Type of                 Company &           Policy
Coverage                Policy Number       Period     Limits/Deductible                  Premium       Comments
--------                -------------       ------     -----------------                  -------       --------
Professional            Philadelphia        6/1/01-    $5,000,000                         $ 84,802      Marsh Broker
Liability E&O           Indemnity           6/1/02     $10,000 deductible                               E&O coverage for mortgage
                        HCL 2002942                                                                     banking, resort management
                                                                                                        and independent brokers by
                                                                                                        endorsement
Workers                 Legion              6/15/01-   $1,000,000 limit per accident;     $803,916      McGriff Broker
Compensation            Insurance           6/15/02    $1,000,000 Disease policy limit;                 Covers all states except
All Other States        TBA                            $1,000,000 Disease - each                        Hawaii, Nevada, Washington
                                                       employee                                         and U.S. Virgin Islands
Workers                 TIG Insurance       6/15/01-   $1,000,000 limit per accident;     $365,475      Marsh Honolulu broker
Compensation                                6/15/02    $1,000,000 Disease policy limit;                 Coverage Hawaii locations -
Hawaii                                                 $1,000,000 Disease - each                        Marc, Embassy Poipu,
                                                       employee                                         Kaanapali and Sunterra
                                                                                                        Pacific resorts
EPL                     Lexington           4/8/01-    $15,000,000 each insured event     $316,295      Marsh
                        #1052315            4/8/02     limit                              (does not     EPL coverage extends to
                                                       $15,000,000 total aggregate        include E&S   independent contractors and
                                                       policy period limit                or other      claims against Sunterra for
                                                       $100,000 deductible                applicable    acts of independent
                                                                                          taxes)        contractors
Sunterra                St. Paul Fire &     4/09/01-   $1,000,000 single limit;           $ 70,734      McGriff Atlanta
Automobile              Marine              4/09/02    $5,000 per accident deductible;    AOS
Policy & Garage-        CA00101153                     $200,000 garagekeepers liab.       $ 16,464 FL
keepers                 CA00101154 FL                  $2,500 GK Collision deductible;    $ 29,941 Va
                        CA00101152 Va                  $500 GK Comprehensive deductible   $    865 USVI
                        CA00101155
                        USVI
Hawaii                  TIG Insurance       3/01/01-   $1,000,000 bodily injury per       TBD           Marsh Honolulu broker
Automobile              Co.                 3/01/02    incident;
Liability Policy                                       $1,000,000 property damage
                                                       per incident;
                                                       $500/$500 collision/
                                                       comprehensive deductible;
                                                       $1,000,000 limit;
                                                       $1,000 deductible
                                                       $20,000/$40,000 non-stacked
                                                       Uninsured/underinsured motorist
Hawaii GL Policy        TIG Insurance Co.   3/1/01-    $1,000,000 each occurrence         $240,000      Marsh Honolulu broker
                                            3/1/02     $50,000 fire damage
                                                       $5,000 medical expenses
                                                       $1,000,000 personal injury
                                                       $2,000,000 general aggregate
                                                       $2,000,000 products/completed
                                                       operations aggregate
                                                       $1,000 deductible
General Liability       TIG Insurance       3/1/01-    $2,000,000 aggregate               $  8,792      McGriff Broker
Ridge Spa and           Co.                 3/1/02     $1,000,000 occurrence                            Separate policy for spa and
Racquet Club            #T70037500512                  $300,000 fire damage                             health club
                        04                             $5,000 medical expense

Sunterra Resorts Policy Register 2001 - 2002                        Attachment B
--------------------------------------------

Type of                 Company &          Policy
Coverage                Policy Number      Period     Limits/Deductible                  Premium      Comments
--------                -------------      ------     -----------------                  -------      --------
Marina Operators        Commercial Union   5/1/01-    $1,000,000 protection and          $   20,500   McGriff Broker
Liability               Insurance          5/1/02     indemnity                                       Plantation at Fall Creek,
                        CZJH20890                     $1,000,000 rental liability                     Villas on the Lake,
                                                      $100,000 per vessel Bailees                     Powhatan Plantation
                                                      $1,000,000 per occurrence                       Campground and Marina
                                                      Bailees
                                                      $1,000 deductible
Comprehensive           National Union     2/28/01-   $200,000 single loss               $    2,500   Marsh Broker
3D Policy               Fire Insurance     2/28/02    $2,500 deductible single loss                   Employee dishonesty
(#10/81) for            Co.                                                                           coverage
Island Colony           #860-60-05
Comprehensive           National Union     2/18/01-   $200,000 single loss               $    2,500   Marsh Broker
3D  Policy              Fire Insurance     2/18/02    $2,500 deductible single loss                   Employee dishonesty
(#10/81) for            Co.                                                                           coverage
Poipu Point             #008-606-508
Blanket Crime           National Union     9/1/01-    $3,000,000                         $   30,012   Marsh Broker
Policy                  Fire Insurance     8/31/02    $25,000 deductible                              Covers all Sunterra Corp.
                        Co. of                                                                        locations and managed
                        Pittsburgh, PA                                                                locations
                        #473-30-27
St. Maarten             Allianz Royal      7/12/01-   $43,603,000 loss limit             $1,210,956   McGriff Atlanta
Property                Nederland          7/12/02    $10,000 deductible per
Insurance                                             occurrence
                                                      2% TIV deductible for flood and
                                                      wind
Boiler &                Travelers          7/12/01-   $30,000,000                        $   13,100   McGriff Atlanta
Machinery               Insurance          7/12/02
St. Maarten             Company
                        BMG532X4032
Foreign Liability       Zurich             7/12/01-   $1,000,000 aggregate               $   11,000   McGriff Atlanta
Contingent                                 7/12/02    $500,000 each occurrence
Automobile                                            $1,000,000 fire legal
Liability,                                            $1,000,000 liquor liability
Garagekeepers,
Innkeepers
St. Maarten
Business Travel         Unum Policy #      5/01/01-   $5,000,000 aggregate limit of      $    8,280   Aon Consulting, Inc.
Accident Policy         GTA 23207          5/01/02    liability
Basic Life              Prudential         1/01/01-   1 X Salary to $1,000,000
Insurance               Healthcare         12/31/01
                        Contract #76976
Supplemental            Prudential         1/01/01-   1,2, or 3 X Salary to $1,000,000
Life Insurance          Healthcare         12/31/01
                        Contract #76976
AD&D                    Prudential         1/01/01-   50% to $100,000
                        Healthcare         12/31/01
                        Contract #76976
Short Term              Prudential         1/01/01-   60%1to $1,000
Disability              Healthcare         12/31/01
                        Contract #76976
Long Term               Prudential         1/01/01-   50%1to $10,000
Disability              Healthcare         12/31/01
                        Contract #76976
Dental                  MetLife Contract   1/01/01-   $50/$150 deductible;                            In-Network: 100% / 80% /
                        #300151            12/31/01   $1,500 annual maximum;                          50% / 50%
                        (insured)                     $50 orthodontia deductible;                     Out-of-Network: 80% / 60% /
                                                      $2,000 orthodontia maximum                      30% / 50%

Sunterra Corporation et al., Debtors                                Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of December 31, 2001

Property Name              Acct. Title                            Bank Name                        Bank Account #       ABA#
---------------------------------------------------------------------------------------------------------------------------------
Bent Creek                 Bent Creek Golf Course                 Mountain National Bank             104006440
Carambola                  IES E/A for Carambola Beach            Chase Manhattan                   726-1-099985      021000021
                           Resort.
Coral Sands                SWF E/A for Signature Resorts Inc.     Bank of America                   003064479205      063100277
                           (Coral Sands Resort)
Coral Sands                Coral Sands Resort                     Harbour Bank                       0140420282       051405463
Cypress Pointe             Petty Cash - Spiffs                    First Union National Bank        2090000321205      063000021
Cypress Pointe             SWF for Sunterra Corp. (Cypress        First Union National Bank        2000004380326      063107513
                           Pointe) Escrow
Cypress Pointe             UBOC Presales @ SWF -SWF LLP           First Union National Bank        2000002004219      063107513
                           E/A for Cypress Pointe Resort-
                           Special Holding A/C
Cypress Pointe             Cypress Pointe Resort II               Harbour Bank                       0140420209       51405463
EVR Grand Beach            SWF E/A for Grand Beach Resort LP      Bank of America                   003064413944      063000047
EVR Grand Beach            UBOC Presales @ SWF - IES              Bank of America                   003064413957      063000047
                           Custodian for Sunterra Corp (GBR
                           Special Holding Acct)
EVR Grand Beach            Petty Cash - Resort Marketing          First Union National Bank        2090000740365      063000021
EVR Grand Beach            SWF E/A for Grand Beach Resort         First Union National Bank        2090001812807      063000021
                           LP Tax Escrow
EVR Lake Tahoe             Lake Tahoe Resort Partners, LLC        Wells Fargo Bank                   0059011684       121000248
EVR Lake Tahoe             RMI, Inc. Lake Tahoe Payroll  Acct     Wells Fargo Bank                   0901069161       121000248
EVR Lake Tahoe             Resort Marketing International         Wells Fargo Bank                   0901069187       121000248
EVR Tahoe                  Embassy/Lake Tahoe Sunterra            Chicago Title Ledger
                           Escrow Trust
Fall Creek                 SWF LLP E/A for Sunterra               Bank of Americal Creek)           002863355107      081000032
                           Corporation (Plantation at Fall
                           Creek
Fall Creek                 SWF LLP E/A for Signature Resorts      Commercial Fed Bank               000055546341      304072080
                           Inc. (Sunterra-Branson)
Flamingo                   SWF E/A for AKGI-St Maarten NV         First Union National Bank        2090001067487      063000021
Flamingo                   SWF                                    First Union National Bank        2090001067487      63000021
Flamingo Beach             French Franc's                         Banque Francaise Commercial       60214839088          N/A
Flamingo Beach             French Usds                            Banque Francaise Commercial       60639999040          N/A
Flamingo Beach             Developer                              First Union National Bank        2000009376937      063000021
Flamingo Beach             Merchant                               Windward Island Bank                20018209           N/A
Flamingo Beach             Operating                              Windward Island Bank                20018100           N/A
Flamingo Beach             Payroll Usd                            Windward Island Bank                20018002           N/A
Flamingo Beach             Payroll Naf                            Windward Island Bank                20145702           N/A
Gatlinbug (Bent Creek)     Resort Marketing International Inc./   First UniontNationalbBank        2000010996393      063000021
Gatlinburg (Bent Creek)    IES E/A for Bent Creek                 Bank First                          04806220        064204198
Gatlinburg (Bent Creek)    IES E/A Bent Creek-Special             Bank First                          04813197        064204198
                           Holding Account
Gatlinburg (Bent Creek)    Sunterra Resorts, Inc.                 Mountain National Bank             104004783        064208437
Gatlinburg (Town Square)   IES E/A for Town Square                Bank First                          04806476        064204198
Gatlinburg (Town Square)   UBOC Presalse @ SWF - IES E/A          Bank Firt                           04813200        064204198
                           Gatlinburg Town Square-Special
                           Holding Account
Gatlinburg (Town Village)  IES E/A for Town Village               Bank First                          04807618        064204198
Greensprings               Greensprings Associates Escrow         Bank of America                   004130354431
                           Account
Harbour Lights             Resort Mktg. Intl. Harbour Lights      Wells Fargo Bank                  0087-588356         14003
                           Trust Acct.
Northern VA Sales Ctr.     Springfield Escrow Account             Bank of America                   004112989829
Plantation at Fall Creek   Gifting                                Bank of America                   002863355107
Polynesian Isles           SWF E/A for Polynesian Isles           First Union National Bank        2000001995578      063000021

Sunterra Corporation et al., Debtors                                Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of December 31, 2001

Property Name             Acct. Title                              Bank Name                   Bank Account #     ABA#
--------------------------------------------------------------------------------------------------------------------------------
Powhatan                  Powhatan Associates Escrow               Bank of America               004112989170
                          Account
Ridge at Sedona (see      IES, Inc. Escrow Agent for The           Bank of America                252-962160       122101706
Sedona G/L)               Ridge
RMI Carlsbad              RMI Carlsbad Phone Center                Wells Fargo Bank               0644506362       121000248
RMI Carslbad              Restricted CD - Carlsbad Encore          First Union National Bank     2000009398740     63000021
RMI Orlando               Premier Vacations Inc                    Amsouth Bank                   3720096828       63104668
RMI Orlando               Resort Marketing International Inc       First Union National Bank     2000010996380     063000021
                          Operating Account
Roundhill- Tahoe          RMI,Inc. Brokers Acct.                   Wells Fargo Bank               2002871663       121000248
Royal Dunes               Port Royal Resort LP-SWF                 First Union National Bank     2010000250673     053207766
                          Attorney/Escrow Agent
Royal Palm                SWF E/A for AKGI-St Maarten NV           First Union National Bank     2090001067490     063000021
Royal Palm                SWF E/A for AKGI-St Maarten NV           First Union National Bank                       63000021
Royal Palm                Merchant                                 Windward Island Bank            20017310           N/A
Royal Palm                Operating                                Windward Island Bank            20017201           N/A
Royal Palm                Payroll Naf                              Windward Island Bank            20145604           N/A
Royal Palm                Payroll Usd                              Windward Island Bank            20017103           N/A
San Luis Bay              San Luis Bay Trust                       Wells Fargo Bank               0468864627       121000248
Santa Fe                  Santa Fe EscrowTerritorial Title &       Bank of America               004271416775      107000327
                          Abstract
Santa Fe                  IES, Inc. Escrow agent for Villas de     Bank of America               004676660029      122101706
                          Santa Fe
Savoy                     SWF E/A for Signature Resorts Inc.       First Union National Bank     2020000608477     063107513
                          (The Savoy on South Beach)
Scottsdale                IES, Inc. Escrow Agent for               Bank of America                252-962179       122101706
                          Scottsdale Villa Mirage
Scottsdale Villa Mirage   All Seasons Realty Inc SVM Function      Bank One Arizona                2323-6529       122100024
                          & Activities
Scottsdale Villa Mirage   Resort Marketing Int'l                   Bank One Arizona                2017-4235       122100024
Scottsdale Villa Mirage   Resort Marketing Int'l                   Bank One Arizona                2017-4207       122100024
Scottsdale Villa Mirage   Scottsdale Villa Mirage Gifting          Bank One Arizona                2364-5629       122100024
Scottsdale Villa Mirage   Scottsdale spiff                                                         0441-4497       122100024
Sedona                    Int'l Escrow Services, Inc. (Not an      Bank One                        3198-7602      122.100.024
                          Escrow)
Sedona Properties         RMI Payroll                              Bank One Arizona                2751-0916       122100024
Sedona Properties         RMI Comm                                 Bank One Arizona                2363-9077       122100024
Sedona Properties         All Seasons                              Bank One Arizona                0768-8821       122100024
Sedona Properties         All Seasons Realty Inc-Functions Acct    Bank One Arizona                1005-8089       122100024
Sedona Properties         All Seasons Realty-Activities Clearing   Bank One Arizona                0768-9453       122100024
                          Acct
Sedona Properties         Ridge at Sedona Golf Resort              Bank One Arizona                2750-9886       122100024
Sedona Properties         Ridge at Sedona Golf Resort              Bank One Arizona                2750-9907       122100024
Sedona Properties         All Seasons - gifting                    Bank One Arizona                2248-4624       122100024
Sedona Springs            IES, Inc. Escrow Agent for Sedona        Bank of America                252-962208       122101706
                          Springs
Sedona Summit             IES, Inc. Escrow Agent for Sedona        Bank of America                252-962195       122101706
                          Summit
St. Croix - Carambola     Hotel Merchant                           The Bank of Nova Scotia          856-18         101606216
St. Croix - Carambola     Hotel Operating                          The Bank of Nova Scotia          965-12         101606216
St. Croix - Carambola     RMI Carambola Property Payroll           The Bank of Nova Scotia          861-18         101606216
St. Croix - Carambola     Capital Reserve                          The Bank of Nova Scotia          962-10         101606216
St. Maarten, NV                                                    Windward Island Bank            20016901           N/A
Steamboat                 Brokerage Trust Account                  Vectra Bank                    4810007148         20031
Sunterra Corporation      Chase Credit Card Reserve                Chase Manhattan                No Account
Sunterra Corporation      Signature Resorts Inc                    Fidelity Investments         0059-0080390248    021000018
Sunterra Corporation      Sunterra Corporation, Credit Card        First Union National Bank     2000008319869     063000021
Sunterra Corporation      Signature Resorts Inc                    First Union National Bank     2090002393011     063000021
Sunterra Corporation      Sunterra Corporation-Operating           First Union National Bank     2000008319856     063000021
Sunterra Corporation      Sunterra Corporation-Payroll             First Union National Bank     2000008319953     063000021

Sunterra Corporation et al., Debtors                                Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of December 31, 2001

Property Name             Acct. Title                              Bank Name                   Bank Account #     ABA#
--------------------------------------------------------------------------------------------------------------------------------
Sunterra Corporation      International Timeshares SWF E/A         First Union National Bank     2090002245732     063000021
                          for International Timeshares Inc.

Sunterra Corporation      Reserve Sunterra Centre                  First Union National Bank     2000010014042     63000021
Sunterra Corporation      Savoy Reserve                            Saloman Smith Barney        224-90535-19-315    021000021
Sunterra Corporation      Steamboat Reserve                        Saloman Smith Barney        224-90517-11-315    021000021

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
November 30, 2001

                                                                          Total
                                                                   Consolidated
Legal entity                                                           Sunterra
Bankruptcy filing number                                            Corporation
                                                                    -----------
Assets:
-------
Cash and cash equivalents                                         $   3,249,208
Cash in escrow and restricted cash                                   80,936,774
Mortgages receivable, net                                           142,191,275
Retained interests                                                   12,885,834
Intercompany receivable                                              93,381,398
Due from related parties                                              4,093,358
Other receivables, net                                                2,798,744
Income tax refund receivable                                          3,979,411
Prepaid expenses and other assets                                    21,215,123
Investment in joint ventures                                            413,667
Assets held for sale                                                 14,318,945
Real estate and development costs                                   165,953,844
Property and equipment, net                                          37,276,851
Intangible assets, net                                                4,131,590
                                                                  -------------

                                                                  $ 586,826,022
                                                                  =============
Liabilities and equity (deficit):
---------------------------------
Accounts payable subject to compromise                               76,280,226
Notes payable subject to compromise                                 639,662,638
Accounts payable not subject to compromise                            9,423,202
Accrued liabilities                                                 108,794,838
Notes payable not subject to compromise                              91,832,773
Income taxes payable                                                          -
Deferred income taxes                                                   386,804
                                                                  -------------
                                                                    926,380,481

Stockholders' equity (deficit)                                     (339,554,459)
                                                                  -------------

Total liabilities and equity (deficit)                            $ 586,826,022
                                                                  =============

 Certain reclassifications were made to the consolidated financial statements which were not made to the individual debtor entities.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended November 30, 2001

                                                                          Total
                                                                   Consolidated
Legal entity                                                           Sunterra
Bankruptcy filing number                                            Corporation
                                                                    -----------
Revenues:
---------
Vacation interests sales                                           $  7,464,299
Interest income                                                       2,163,794
Other income (loss)                                                     391,431
                                                                   ------------
     Total revenues                                                  10,019,524
                                                                   ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                      1,493,425
Advertising, sales and marketing                                      3,687,836
Provision for doubtful accounts                                         321,030
Loan portfolio expenses                                                 758,905
Maintenance fees and subsidies                                        1,457,991
General and administrative                                            2,161,498
Depreciation and amortization                                           646,346
                                                                   ------------
Total costs and operating expenses                                   10,527,031
                                                                   ------------

Income (loss) from operations                                          (507,507)

Interest expense                                                      1,596,646
Other nonoperating expenses                                                   -
Realized (gain) on available-for-sale securities                              -
Equity (gain) on investment in joint ventures                                 -
Bankruptcy expenses:
     Loss/(Gain) on Sale of Assets                                        6,474
     Interest (Income)                                                  (97,094)
     Professional Services                                            3,202,232
                                                                   ------------

Income (loss) before provision for taxes                             (5,215,765)

Provision for income taxes                                                    -
                                                                   ------------
Net income (loss)                                                  $ (5,215,765)
                                                                   ============

  Certain reclassifications were made to the consolidated financial statements which were not made to the individual debtor entities.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended November 30, 2001

                                                                        Total
                                                                 Consolidated
                                                                     Sunterra
                                                                  Corporation
                                                                  -----------
Beginning Cash Balance                                           $ 3,874,499 (a)

Interest Income on full DIP draw                                      99,223

Deposit/Collection:
-------------------
Encore                                                                76,969
Rental Income                                                         63,291
Other - Design International                                            (295)
Ticket Sales                                                           6,037
Tour Sales                                                           178,854
Closing Costs                                                         10,149
Operating Refunds                                                    138,489
Conversions                                                              375
Golf Course Revenues                                                  94,153
Escrow Funds                                                       1,935,303
Sunterra's Collections on Mortgages Receivable                     3,287,703
Sunterra Finance Servicing Fee Income                                 93,089
Employee Payroll Deduction Reimbursement                              65,230
Non-Debtor Reimbursements                                            101,980
Credit Card Collections Held in Reserve                                    -
                                                                 -----------

    Subtotal-Deposit/Collection Inflows                            6,150,549

Resort Operating & Payroll Balances (added back)                   1,529,910

Other:
------
Asset Sales                                                           91,506
DIP Financing                                                      2,713,554
Other                                                              1,018,245
                                                                 -----------

Total Cash Inflows                                                11,503,765

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended November 30, 2001
                                                                           Total
                                                                    Consolidated
                                                                        Sunterra
                                                                     Corporation
                                                                     -----------
Outflows:
---------
Operating-Corporate                                                   1,229,670
Operating-Sunterra Finance                                              640,757
Operating-Premier                                                         4,411
Operating-Carlsbad                                                        3,895
Operating-Resorts                                                     1,480,442
Payroll-Corporate                                                       509,436
Payroll-Sunterra Finance                                                368,011
Payroll-Carlsbad                                                         66,112
Payroll-Resorts(S&W)                                                  1,501,531
Commissions-Post                                                        721,982
HOA Subsidies & Maintenance Fees                                      1,281,052
Health Claims                                                           372,398
Insurance - Coverage Premiums                                           463,012
IT Equipment Lease                                                       28,146
Professional Fees                                                     2,219,203
DIP Financing Fees                                                      424,478
Restricted Cash Transfers                                               (81,660)
                                                                   ------------

Total Cash Outflows                                                  11,232,876

Capital Expenditures and Maintenance:
-------------------------------------
Construction                                                            561,350
Hurricane Repairs                                                             -

Interest:
---------
Interest Expense on D.I.P                                               334,829
                                                                   ------------

Total Cash Outflows                                                  12,129,055
                                                                   ------------

Ending Cash Balance                                                   3,249,208
Non Cash Adjustments                                                          -
                                                                   ------------
Balance per Cash Flow                                              $  3,249,208
                                                                   ============

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended November 30, 2001
                                                                           Total
                                                                    Consolidated
                                                                        Sunterra
                                                                     Corporation
                                                                     -----------
Reconciliation:
---------------

Bank Balances:
--------------
First Union                                                           3,396,044
Salomon Smith Barney                                                    382,246
Resort Cash Accounts                                                    778,031
                                                                    -----------
Total Bank Balances                                                   4,556,321

Less Outstanding Checks                                              (1,307,113)
                                                                    -----------
Total Cash per Balance Sheet                                        $ 3,249,208
                                                                    ===========

Difference                                                                    -


Notes to Debtor's Cash Flow:
----------------------------
a)  Beginning cash balance includes Corporate Cash only


The consolidated and legal entities cash flows represent the cash activity in and out of the Corporate main accounts that fund all the individual resort cash accounts and do not reflect cash flow for the individual cash accounts.

Notes with respect to consolidated financial statements for the month of November, 2001

The following notes describe adjustments made to financial information contained in the unaudited consolidated financial information of Sunterra Corporation ("Sunterra Corp." or the "Company") previously included in monthly operating reports filed with the Bankruptcy Court for prior monthly periods. The adjustments relate principally to accounting policy changes, asset impairment resulting from the reorganization cases, various year-end closing adjustments and the correction of accounting errors. The adjustments are reflected in the accompanying financial statements for November 2001 and will be reflected, to the extent appropriate, in financial statements to be included in monthly operating reports for periods after November 2001.

REVENUE RECOGNITION
-------------------

Reopening of the Rescission Period
----------------------------------
On January 4, 2001, Sunterra Corp. received an order from the bankruptcy court to "provide certain consumers with renewed rescission rights with respect to the sale of timeshare transactions entered into but not consummated fully prior to the petition date and granting related relief." The Company sent registered letters to customers that met these criteria, providing a new rescission period in which to cancel their purchase. Since these purchasers were in the new rescission period at December 31, 2000, all revenue associated with these sales was reversed, unless the sale was previously recognized and reported to the public through either an SEC Form 10-K or 10-Q. The last formal report filed with the SEC was the 10-Q for the quarter ended March 31, 2000. Therefore, all sales contracts subjected to the new rescission period that were recorded after March 31, 2000 were reversed in full and recorded in 2001. All sales related to the accounts in the new rescission period that were recorded before March 31, 2000 but cancelled after March 31, 2000 were recorded as a bad debt. The result of these adjustments was a $32.1 million increase in the reported loss for 2000 and a reduction of the Company's retained earnings as of December 31, 2000.

Leasing Arrangements in St. Maarten Resorts
-------------------------------------------
The Company acquired two resorts in the Netherlands Antilles, Royal Palm Beach and Flamingo Beach, in 1995. Since the acquisitions, the Company has entered into contracts with customers that provide the customers a right to use and occupy a unit under a long-term lease agreement. The timeshare interest leased is for a period of 99 years for Flamingo Beach and an original lease period of 60 years for Royal Palm Beach. The Royal Palm Beach lease contracts expire on December 21, 2050. The Company treated the lease of these interests as a real estate sale and recognized revenue upon the receipt of 10% down and execution of the contract. The Company has changed the recording of these contracts as operating leases. Accordingly, lease revenue has been deferred over the life of the agreement. Direct selling costs associated with these contracts has also been deferred and amortized over the life of the lease agreement. In addition, costs originally charged to cost of goods sold have been reversed and the acquisition of inventory has been capitalized and subject to depreciation. The result of these adjustments is a reduction to the Company's retained earnings as of December 31, 1999 in the amount of $47.3 million. The effect of the corrections on 2000 was to increase the net loss by $ 9.7 million and decrease retained earnings by $57 million on a cumulative basis as of December 31, 2000.

CASH
----
Cash account reconciliation errors were discovered during 2000 that related to 1999. Accordingly, retained earnings as of December 31, 1999 was reduced $1.8 million to correct the errors. The effect of this restatement in 2000 was to reduce the loss previously reported in 2000 by $1.8 million. The net effect of these adjustments did not change the December 31, 2000 retained earnings.

MORTGAGE LOANS
--------------

Allowance for Loan Losses
-------------------------
The Company's evaluation of the allowance for loan losses and the write-off of uncollectible mortgage loans resulted in adjustments that increased the provision for loan losses and increased the net loss in 2000 by $5.9 million and decreased retained earnings by a like amount as of December 31, 2000.

Residual Interests in Loans Sold
--------------------------------
The Company has recorded assets related to retained cash flow interests of loans that have been sold. The value of these residual assets is dependent upon the performance of the loan pools that have been sold. Any variance between the actual performance of the loans and the estimated performance used to determine the original value of the residual asset affects the current value of the assets. Also, as a result of the Company filing for bankruptcy protection, the flow of residual cash to the Company was altered and the value of the residual assets was reduced. The Company also determined that certain errors had been made in the financial models used to estimate the retained interests in 1999. Revaluation of the residual assets as of December 31, 1999 and 2000 resulted in a decrease in reported retained earnings as of December 31, 1999 of $5.0 million; an increase in the loss reported in 2000 of $ 9.6 million and a $14.6 million reduction of retained earnings as of December 31, 2000 on a cumulative basis.

The Company also determined that a recorded residual interest from a separate loan sale prior to 2000 was unsupported, and accordingly recorded a charge to retained earnings as of December 31, 1999 in the amount of $1.4 million to write-off the recorded asset.

Loans and Accrued Interest
--------------------------
The Company determined that the mortgage loan portfolio and the related accrued interest receivable on the loan portfolio had not been accurately reconciled in 1999. Adjustments to correct the related account balances resulted in a decrease to retained earnings as of December 31, 1999 of $1.2 million.

Loan Origination Costs
----------------------
The Company reevaluated its methodology in the estimation and calculation of loan origination costs on mortgage loans originated by the Company. The change in estimate and methodology resulted in an increase in the loss reported in 2000 in the amount of $3.7 million. In addition, adjustments in mortgages receivable, resulted in an adjustment to loan origination costs, reducing 1999 retained earnings by $1.2 million. The total reduction to retained earnings as of December 31, 2000 was $4.9 million.

INVENTORY
---------

Inventory Capitalization of HOA Maintenance Fees and Real Estate Taxes
----------------------------------------------------------------------

The Company's prior accounting policy provided for the capitalization of homeowner's association fees related to maintenance and property taxes during the developer guarantee and subsidy periods. The costs were capitalized as inventory carrying costs. The Company's policy did not contemplate that a project's substantial completion date would exceed a typical subsidy period. Accordingly, the Company believes that costs incurred after the year of acquisition and two subsequent years should be charged to expense when incurred. During the Company's process of reviewing the application of these policies in prior years, it was determined that there were also errors in the original application. These errors resulted in a decrease to retained earnings as of December 31, 1999 of $29.3 million. After this determination, the Company elected to change its method of accounting for these costs to a more preferable method of accounting. This new method charges these costs to expense when incurred. This change resulted in a cumulative charge effective January 1, 2000 in the approximate amount of $18.1 million. The combination of these adjustments, as well as the 2000 year adjustment of $10 million, resulted in a total reduction to retained earnings of $57.4 million.

Capitalization of Interest on Inventory Under Construction
----------------------------------------------------------

The Company capitalized interest on the timeshare property under construction. This interest calculation was applied to the homeowners association fees described in "Inventory Capitalization of HOA Maintenance Fees and Real Estate Taxes" above. As a result of the reduction of these costs from inventory, the capitalized interest was reduced as a charge to the retained earnings as of December 31, 1999 of $ 1 million. In addition, the Company made an adjustment to change the method of accounting for interest on property held for development, but not under construction, that was previously capitalized. This change in accounting has been recorded as of January 1, 2000 as a cumulative effect adjustment of $ 5.8 million. The total of these adjustments, as well as the 2000-year adjustment of $1 million, reduced retained earnings $7.8 million as of December 31, 2000.

Capitalization of Foreclosure Costs in Inventory
------------------------------------------------

The Company capitalized foreclosure costs to inventory. The cost of foreclosing on delinquent mortgages is considered an incidental cost and should be expensed as incurred. The correction of this error resulted in a reduction of retained earnings of $.8 million as of December 31, 1999.

Cost of Inventory Sold
----------------------

As a result of the reduction in inventory costs described above, inventory and the resultant cost of goods sold were reduced to reflect adjusted cost of sale rates. This adjustment resulted in an increase to retained earnings of $3.6 million as of December 31, 2000.

Inventory Recovered
-------------------

Correction of the carrying values to inventory recovered in loan defaults as a result of the inventory errors noted above resulted in a charge to retained earnings as of December 31, 1999 of $ 3.6 million.

Abandonment of Inventory
------------------------

As a result of the bankruptcy, the Company abandoned certain phases or projects that were in process or in the early stages of development. This abandonment resulted in an impairment loss adjustment in 2000 and a reduction to retained earnings of $5.9 million as of December 31, 2000.

Impairment of Inventory
-----------------------

The Company has identified operations that provide the best opportunity for growth. These operations have been identified as core properties. Non-core properties are resorts that do not provide the strategic benefits identified by the Company. The Company obtained independent appraisals on each of the resorts to determine the fair value at December 31, 2000. As a result of these appraisals the Company recorded impairment losses in 2000 on inventory and real estate held for sale and a resultant reduction to retained earnings of $31 million as of December 31, 2000.

Sunterra Japan
--------------

The Company, based on its assessment of "core" versus "noncore" properties, has determined the operations in Japan are noncore properties. The entire operation, inclusive of its four resorts, was sold in March 2002. The Company has recorded an impairment loss adjustment in 2000, which resulted in a reduction of retained earnings of $6.3 million as of December 31, 2000.

Harbour Lights
--------------

The Company had applied for approval to sell timeshare intervals at a resort called "Harbour Lights". The Company never received the approvals to sell timeshare intervals and the operations of the entity reverted back to hotel operations. The elimination of the timeshare plan and conversion of the property to hotel resulted in the recording of additional hotel expenses and depreciation on the property. This adjustment resulted in an increase in the net loss in 2000 and reduction of retained earnings of $1.9 million as of December 31, 2000.

DEFERRED MARKETING COSTS
------------------------

The Company incorrectly deferred marketing costs related to sales in the rescission period and in the unrecognized portion of deferred sales under the percentage of completion accounting method. The Company corrected its accounting policy to defer only directly associated incremental costs incurred to sell timeshare intervals. This change resulted in a reduction to retained earnings of $2.9 million as of December 31, 1999 and an increase to 2000 retained earnings of $.8 million.

PROPERTY AND EQUIPMENT: SWORD SYSTEM
------------------------------------

The Company purchased a computer software system in 1998. During 1998 through 2000 the Company modified and implemented the new system (known internally as SWORD) to meet its internal needs. The Company capitalized all costs incurred to develop and prepare the SWORD system for its internal use. Certain payroll, payroll related benefit costs and general and administration costs were not eligible for capitalization. In addition, schedules prepared by the Company did not support the total payroll and payroll related costs capitalized. The Company corrected these capitalization errors related to periods prior to December 31, 2000. This correction resulted in a reduction to retained earnings of approximately $7.3 million as of December 31, 1999.

In addition, as a result of the bankruptcy and ongoing issues related to the functionality of the SWORD system, the Company believed the capitalized costs of SWORD were impaired as of December 31, 2000. As a result, the remaining SWORD capitalized costs were written down in 2000 by an impairment charge of $ 24.1 million to a carrying amount deemed by the Company to better reflect the system's ongoing utility and fair value. The cumulative reduction in retained earnings as of December 31, 2000 for these two adjustments amounted to $31.4 million.

Depreciation
------------

As a result of the Company's reevaluation of the costs capitalized to the SWORD system, depreciation expense was adjusted. In addition, the Company evaluated the estimated life of the system. The revised depreciation resulted in a decrease in the net loss in 2000 and an increase to retained earnings of $1 million as of December 31, 2000.

Oracle System
-------------

The Company acquired and implemented certain Oracle software modules during 1998. After implementation of the system, the Company incurred costs to train certain employees on the use of the system. The Company capitalized a portion of these training costs, but the costs should have been recorded as a current period cost. The adjustment as a result of correcting the capitalized portion resulted in a reduction of $1.4 million to retained earnings as of December 31, 1999. Amortization was adjusted $.3 million as a result of these changes as of December 31, 2000.

During the year ended December 31, 2000, the Company abandoned the use of its Oracle payroll system and converted all of its payroll applications to ADP. The impairment adjustment charge as a result of abandoning the payroll system resulted in an increase in the net loss in 2000 and a reduction to retained earnings of $1.1 million as of December 31, 2000.

Soft Costs Capitalized to Computer Hardware Installation and Website Development
--------------------------------------------------------------------------------

A review of certain costs capitalized prior to 2000 related to desktop computers and website development included noncapitalizable items. An adjustment was made to remove these noncapitalizable items and reduce the depreciation expense charged on the noncapitalizable portion, resulting in a net decrease to retained earnings of $2.4 million as of December 31, 1999.

Impairment
----------

As a result of the Company filing bankruptcy in May 2000, certain sales centers, operation locations and administrative offices were closed. Equipment, signage and leaseholds were abandoned. The adjustments related to the impairment or abandonment of these assets resulted in an increase in the net loss in 2000 and a decrease to retained earnings of $1.4 million as of December 31, 2000.

The Company has identified operations, which provide the best opportunity for growth. These operations have been identified as core properties. Non-core properties are resorts that do not provide the strategic benefits identified by the Company. The Company obtained an independent appraisal on each of the resorts to determine the fair value at December 31, 2000. As a result of these appraisals the Company recorded an impairment loss in 2000 on fixed assets related to the non-core properties of $12.9 million which reduced retained earnings by a like amount as of December 31, 2000.

GOODWILL AND OTHER INTANGIBLES
------------------------------

Acquisition of a Tour and Travel Company
----------------------------------------

During 1997, Sunterra purchased a sales and marketing company. As part of the purchase price of this company, a contingent payment of $2.2 million was available to the prior owners. Sunterra loaned the owners the contingent payment at the time of closing. The purchase agreement provided that the former owners would earn this payment subject to the company achieving certain milestones over a two-year period. The company did not meet the milestones and under the terms of the agreement owed the money back to Sunterra. The borrowers defaulted on the note. The proceeds charged-off were originally recorded as additional goodwill but should have been recorded as a bad debt. The adjustment to the recording of this transaction resulted in a decrease to retained earnings of $2.2 million as of December 31, 1999.

Acquisition Costs
-----------------

Sunterra purchased resorts in Europe and an equity investment in a partnership in Hawaii during 1998 and 1997, respectively. In connection with these acquisitions, the Company incurred certain acquisition costs, a portion of which costs were not eligible for capitalization and should have been charged to expense when incurred. In addition, the Company capitalized goodwill in excess of one year from an acquisition related to a sales and marketing company. The correction of these costs, reduced by the correction of the related amortization, resulted in a decrease to retained earnings of $1 million as of December 31, 1999.

Impairment
----------

Non-core properties are resorts that do not provide the strategic incentives identified by the Company. Goodwill associated with the acquisitions of properties now identified, as non-core should have been written-off if deemed non-recoverable in 2000. The goodwill has been reduced by an impairment adjustment. As a result of this impairment adjustment, the net loss in 2000 was increased and retained earnings was decreased by $37.8 million as of December 31, 2000.

Management Contracts
--------------------

During the end of 1999, the Company purchased management contracts from a non-related timeshare company in Florida. The contracts provide for a term of 3 years. The Company's original amortization period was 10 years. An adjustment has been made to provide for amortization over the life of the contracts, resulting in an increase in the net loss in 2000 and a reduction in retained earnings of $1.1 million as of December 31, 2000.

CONSOLIDATION
-------------

The Company owns resorts in the Netherlands Antilles, known as The Royal Palm and the Flamingo. The Royal Palm and Flamingo resorts never formally established an independent owners association. The Company is therefore the legal owner of the resort operations. Accordingly, operations of the two resorts should be consolidated in the Company's financial statements. The consolidation of the homeowners associations for the two resorts resulted in an increase to retained earnings of $.2 million as of December 31, 1999; an increase in the net loss in 2000 of $5.2 million, and a reduction in retained earnings of $5 million as of December 31, 2000 on a cumulative basis.

CLUB
----

The Company established the "Club" program in late 1998. Owners purchase "SunOptions" which provide the owners the opportunity to stay at any of the Club resorts. Each owner's purchase of the SunOptions is collateralized by an interval (real estate) at the owner's home resort. The Company collected proceeds on the conversion of pure interval owners to Club. The company incorrectly offset Club expenses against Club program income. The remaining net revenue was amortized and deferred over a 10-year period. The Company has grossed up the revenue and corrected other errors in its calculation of the conversion revenue deferral. These corrections resulted in a reduction to retained earnings of $1.8 million as of December 31, 1999; an increase in the net loss in 2000 of $1.0 million, and a reduction to retained earnings of $2.8 million as of December 31, 2000 on a cumulative basis.

The Company provided first day incentives to convert customers to Club. These incentives were not recorded in 2000 and resulted in a decrease to retained earnings of $.7 million.

ENCORE PROGRAM
--------------

As inducement for potential customers to visit the resorts, the Company established the "Encore Program". Under this program, customers purchase the equivalent of a one-week stay at one of the Company's resorts. The terms of the contract provide the customer with up to 18 months to use the program for a stay at the resort. The Company recognized the proceeds received under this program as revenue and recorded an estimated fulfillment liability for sales. The Company has evaluated its policy of recording these transactions. As a result of this reevaluation, adjustments were recorded which decreased retained earnings as of December 31, 1999 by $1.2 million; decreased the net loss reported in 2000 by $1.9 million, and increased retained earnings of $ .7 million as of December 31, 2000 on a cumulative basis.

INCOME TAXES
------------


Tax benefits
------------

As a result of the various adjustments discussed herein, additional income tax benefits were recorded which increased the tax benefit and eliminated the deferred tax liability as of December 31, 1999 by $18.2 million. The Company also became aware of an alternative minimum tax refund opportunity for 2000, which was recorded and decreased the loss for 2000 by $ 1.9 million. The total effect to retained earnings amounted to an increase of $20.1 million as of December 31, 2000.

Installment interest
--------------------

During 1996 and 1997, the Company accrued interest expense on installment sales under section 453(l) of the Internal Revenue Code (IRC). There was no accrual made in any year subsequent to 1997. Since the Company did not owe any corporate income taxes, the liability has been corrected. This adjustment resulted in an increase to retained earnings of $2 million as of December 31, 1999.

Tax audits
----------

The Company is under State tax audits for its resorts in Mexico and Hawaii. As a result of negotiations under these audits, the Company has recorded an additional accrual of $2.6 million in 2000 for additional taxes due.

PERCENTAGE OF COMPLETION
------------------------

Through 1998, the Company recorded revenues on intervals that were sold on buildings that were currently under construction on the percentage of completion accounting method. The Company ceased the use of this method in 1999, with the adoption of Club and SunOptions. The Company should have continued under this method in 1999 and future years. The effect of this correction was a reduction to retained earnings of $4.4 million as of December 31, 1999; a decrease in the net loss reported in 2000 by $3.2 million, and a decrease of $1.2 million in retained earnings as of December 31, 2000 on a cumulative basis.

ACCRUALS and ACCOUNTS PAYABLE
-----------------------------


Guarantee on Contracts in Hawaii
--------------------------------

The Company entered into management agreements with non-related parties in Hawaii. Four of these contracts have earnings guarantees. The Company has estimated that these guarantees will result in losses over the term of the contract as a result of the decrease in the Hawaiian economy. The original estimated loss was reevaluated and resulted in an additional loss accrual. The accrual resulted in an increase in the 2000 net loss of $ 1.7 million, and a like decrease to retained earnings as of December 31, 2000.

Guarantee on Contracts acquired from Kosmas
-------------------------------------------

In connection with the acquisition of management contracts from a non-related entity, the Company obtained a contract with an earnings guarantee. The Company has estimated that this guarantee will result in losses over the term of the contract (effective through the permitted contract termination date). The accrual resulted in an increase in the 2000 net loss of $1.2 million and a decrease to retained earnings of $1.2 million at December 31, 2000.

Accrued Mini-vacations and Encore Programs
------------------------------------------

As a result of the bankruptcy, the Company cancelled vacations and extended stays due customers. These customers have filed claims in the bankruptcy court for the vacation stay to which they allege they are entitled. The Company has accrued an estimate of these vacations in the approximate amount of $1.5 million for the mini-vacations and $.3 million for the encore program. This accrual has increased the net loss in 2000 and reduced December 31, 2000 retained earnings by a total of $1.8 million.

Accrued Commissions
-------------------

The Company reconciled the estimated sales commissions due as of December 31, 2000, resulting in an increase in the net loss in 2000 of $1.1 million and an increase in the accrued liability and a decrease in retained earnings of $1.1 million as of December 31, 2000.

OTHER RECEIVABLES and ASSETS
----------------------------


Sunterra Golf LLC
-----------------

The Company sold its ownership interest in Sunterra Golf LLC to a non-related third party. As part of the sales price, the Company accepted a note receivable. The purchaser has not paid the receivable as identified under the terms of the note. As a result, the Company wrote-off the note receivable. This adjustment resulted in a decrease to retained earnings of $1 million as of December 31, 2000.

Caribbean
---------

The Company's properties located in the Caribbean suffered damages as a result of various hurricanes. There were various receivables outstanding with insurance companies as a result of these hurricanes that will not be collected. The Company has written-off these receivables, resulting in a reduction to retained earnings of $1.5 million as of December 31, 2000.

Loans Transferred from SG Cowan Conduit
---------------------------------------

During 2000 it was discovered that defaulted loans returned to the Company during 1999 by a securitization trust had been inadvertently classified as other assets at their face value. An adjustment was recorded to decrease retained earnings as of December 31, 1999 in the amount of $9.3 million to recognize the loan losses-.and decreased the net loss for 2000 by the same amount. The net effect of these adjustments did not change the December 31, 2000 retained earnings.

Other
-----

Various other errors were corrected as of December 31, 1999 relating to improperly capitalized costs or improperly accrued miscellaneous receivables, which resulted in a charge to retained earnings of $1.5 million.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
November 30, 2001

                                                                       Sunterra
Legal entity                                                        Corporation
Bankruptcy filing number                                           00-5-6931-JS
                                                                   ------------
Assets:
-------
Cash and cash equivalents                                         $   1,998,944
Cash in escrow and restricted cash                                   40,489,491
Mortgages receivable, net                                                  (829)
Retained interests                                                            -
Intercompany receivable                                             312,964,923
Due from related parties                                              5,276,762
Other receivables, net                                               10,653,127
Prepaid expenses and other assets                                     3,548,998
Investment in joint ventures                                            413,667
Real estate and development costs                                    53,363,942
Property and equipment, net                                          19,317,356
Intangible assets, net                                                  243,048
                                                                  -------------

                                                                  $ 448,269,429
                                                                  =============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                               53,373,161
Notes payable subject to compromise                                 577,861,326
Accounts payable not subject to compromise                              652,403
Accrued liabilities                                                  22,431,029
Notes payable not subject to compromise                              63,228,195
Deferred income taxes                                                   367,884
                                                                  -------------
                                                                    717,913,998

Stockholders' equity                                               (269,644,569)
                                                                  -------------

Total liabilities and equity                                      $ 448,269,429
                                                                  =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended November 30, 2001

                                                                   Sunterra
Legal entity                                                    Corporation
Bankruptcy filing number                                       00-5-6931-JS
                                                               ------------
Revenues:
--------
Vacation interests sales                                       $    628,233
Interest income                                                           -
Other income (loss)                                                 190,586
                                                               ------------
     Total revenues                                                 818,819
                                                               ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                     98,198
Advertising, sales and marketing                                    357,258
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                 244
General and administrative                                        2,510,646
Depreciation and amortization                                       460,608
                                                               ------------
Total costs and operating expenses                                3,426,954
                                                               ------------

Income (loss) from operations                                    (2,608,135)

Interest expense                                                    840,477
Other nonoperating expenses                                               -
Realized (gain) on available-for-sale securities                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses:
     Loss/(Gain) on Sale of Assets                                    6,474
     Interest (Income)                                              (97,094)
     Professional Services                                        3,202,232
                                                               ------------

Income (loss) before provision for taxes                         (6,560,224)

Provision for income taxes                                                -
                                                               ------------
Net income (loss)                                               ($6,560,224)
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended November 30, 2001

                                                             Sunterra
Legal entity                                              Corporation
Bankruptcy filing number                                 00-5-6931-JS
                                                         ------------
Inflows:
-------
Interest Income on D.I.P.                                $     99,223

Deposit/Collection
------------------
Encore                                                          2,845
Rental Income                                                  48,580
Tour Sales                                                     34,080
Closing Costs                                                  10,149
Operating Refunds                                              43,749
Conversions                                                        84
Golf Course Revenues                                           94,153
Escrow Funds                                                  530,336
Sunterra's Collections on Mortgages Receivable              3,287,703
Employee Payroll Deduction Reimbursement                       19,464
Non-Debtor Reimbursements                                     101,980
Credit Card Collections Held in Reserve                             -
                                                                    -
                                                         ------------
    Subtotal-Deposit/Collection Inflows                     4,272,345

Other
-----
Asset Sales                                                    91,506
Other                                                       1,018,245
                                                         ------------
    Total Cash Inflows                                      5,382,096

Outflows:
--------
Operating-Corporate                                         1,229,663
Operating-Resorts                                             248,926
Payroll-Corporate                                             509,436
Payroll-Resorts(S&W)                                          138,835
Commissions-Post                                               69,409
HOA Subsidies & Maintenance Fees                              807,106
Health Claims                                                 372,398
Insurance - Coverage Premiums                                 455,562
IT Equipment Lease                                             28,146
Professional Fees                                           2,219,203
DIP Financing Fees                                            424,478
Restricted Cash Transfers                                     (81,660)
                                                         ------------

    Total Cash Outflows                                     6,421,502

Capital Expenditures & Maintenance
----------------------------------
Construction                                                  459,524

Interest
--------
Interest Expense on D.I.P.                                    334,829

Other
-----
Other                                                               -
                                                         ------------
    Total Cash Outflows                                  $  7,215,854
                                                         ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet

November 30, 2001

                                                            AKGI St.
Legal entity                                             Maarten, NV
Bankruptcy filing number                                00-5-6933-JS
                                                        ------------
Assets:
------
Cash and cash equivalents                                $   549,638
Cash in escrow and restricted cash                           647,545
Mortgages receivable, net                                          -
Retained interests                                                 -
Intercompany receivable                                   (7,001,318)
Due from related parties                                   2,755,016
Other receivables, net                                     3,671,082
Prepaid expenses and other assets                            638,820
Investment in joint ventures                                       -
Real estate and development costs                            696,663
Property and equipment, net                               14,515,874
Intangible assets, net                                             -
                                                         -----------

                                                         $16,473,320
                                                         ===========
Liabilities and equity:
----------------------
Accounts payable subject to compromise                     3,668,738
Notes payable subject to compromise                                -
Accounts payable not subject to compromise                   863,010
Accrued liabilities                                        6,127,277
Notes payable not subject to compromise                            -
Deferred income taxes                                         18,920
                                                         -----------
                                                          10,677,945

Stockholders' equity                                       5,795,375
                                                         ----------

Total liabilities and equity                             $16,473,320
                                                         ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended November 30, 2001


                                                                       AKGI St.
Legal entity                                                        Maarten, NV
Bankruptcy filing number                                           00-5-6933-JS
                                                                   ------------
Revenues:
---------
Vacation interests sales                                              $ 452,903
Interest income                                                               -
Other income (loss)                                                      71,476
                                                                      ---------
     Total revenues                                                     524,379
                                                                      ---------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                         46,227
Advertising, sales and marketing                                        227,199
Provision for doubtful accounts                                               -
Loan portfolio expenses                                                   8,303
General and administrative                                              237,410
Depreciation and amortization                                            14,623
                                                                      ---------
Total costs and operating expenses                                      533,762
                                                                      ---------

Income (loss) from operations                                            (9,383)

Interest expense                                                              -
Equity (gain) on investment in joint ventures                                 -
Bankruptcy expenses                                                           -
                                                                      ---------

Income (loss) before provision for taxes                                 (9,383)

Provision for income taxes                                                    -
                                                                      ---------
Net income (loss)                                                     $  (9,383)
                                                                      =========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended November 30, 2001


                                                                        AKGI St.
Legal entity                                                         Maarten, NV
Bankruptcy filing number                                            00-5-6933-JS
                                                                    ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                              $      3,217
Operating Refunds                                                              -
                                                                    ------------

    Subtotal-Deposit/Collection Inflows                                    3,217

Other
-----
Other                                                                          -
                                                                    ------------

    Total Cash Inflows                                                     3,217

Outflows:
---------
Operating-Resorts                                                              -
HOA Subsidies & Maintenance Fees                                          75,000

Capital Expenditures & Maintenance
----------------------------------
Hurricane Repairs                                                              -
                                                                    ------------

    Total Cash Outflows                                             $     75,000
                                                                    ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
November 30, 2001

                                                                     All Seasons
Legal entity                                                    Properties, Inc.
Bankruptcy filing number                                            00-5-6934-JS
                                                                    ------------
Assets:
-------
Cash and cash equivalents                                             $        -
Cash in escrow and restricted cash                                             -
Mortgages receivable, net                                                      -
Retained interests                                                             -
Intercompany receivable                                                        -
Due from related parties                                                       -
Other receivables, net                                                         -
Prepaid expenses and other assets                                              -
Investment in joint ventures                                                   -
Real estate and development costs                                              -
Property and equipment, net                                                    -
Intangible assets, net                                                         -
                                                                      ----------

                                                                      $        -
                                                                      ==========

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                         -
Notes payable subject to compromise                                            -
Accounts payable not subject to compromise                                     -
Accrued liabilities                                                            -
Notes payable not subject to compromise                                        -
Deferred income taxes                                                          -
                                                                      ----------
                                                                               -

Stockholders' equity                                                           -
                                                                      ----------

Total liabilities and equity                                          $        -
                                                                      ==========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended November 30, 2001


                                                                     All Seasons
Legal entity                                                    Properties, Inc.
Bankruptcy filing number                                            00-5-6934-JS
                                                                    ------------
Revenues:
---------
Vacation interests sales                                            $          -
Interest income                                                                -
Other income (loss)                                                            -
                                                                    ------------
     Total revenues                                                            -
                                                                    ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                               -
Advertising, sales and marketing                                               -
Provision for doubtful accounts                                                -
Loan portfolio expenses                                                        -
General and administrative                                                     -
Depreciation and amortization                                                  -
                                                                    ------------
Total costs and operating expenses                                             -
                                                                    ------------

Income (loss) from operations                                                  -

Interest expense                                                               -
Equity (gain) on investment in joint ventures                                  -
Bankruptcy expenses                                                            -
                                                                    ------------

Income (loss) before provision for taxes                                       -

Provision for income taxes                                                     -
                                                                    ------------
Net income (loss)                                                   $          -
                                                                    ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended November 30, 2001


                                                                     All Seasons
Legal entity                                                    Properties, Inc.
Bankruptcy filing number                                            00-5-6934-JS
                                                                    ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
November 30, 2001

                                                                    All Seasons
                                                                       Resorts,
Legal entity                                                          Inc. (AZ)
Bankruptcy filing number                                           00-5-6936-JS
                                                                   ------------
Assets:
-------
Cash and cash equivalents                                          $    164,640
Cash in escrow and restricted cash                                    1,391,486
Mortgages receivable, net                                                     -
Retained interests                                                            -
Intercompany receivable                                              53,667,573
Due from related parties                                                 61,065
Other receivables, net                                                3,572,344
Prepaid expenses and other assets                                     1,067,485
Investment in joint ventures                                                  -
Real estate and development costs                                    17,786,310
Property and equipment, net                                             784,552
Intangible assets, net                                                        -
                                                                   ------------

                                                                   $ 78,495,455
                                                                   ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                1,633,714
Notes payable subject to compromise                                    (637,125)
Accounts payable not subject to compromise                              977,330
Accrued liabilities                                                   1,843,088
Notes payable not subject to compromise                                       -
Deferred income taxes                                                         -
                                                                   ------------
                                                                      3,817,007

Stockholders' equity                                                 74,678,448
                                                                   ------------

Total liabilities and equity                                       $ 78,495,455
                                                                   ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended November 30, 2001

                                                                     All Seasons
                                                                        Resorts,
Legal entity                                                           Inc. (AZ)
Bankruptcy filing number                                            00-5-6936-JS
                                                                    ------------
Revenues:
---------
Vacation interests sales                                            $  3,493,052
Interest income                                                                -
Other income (loss)                                                       47,252
                                                                    ------------
     Total revenues                                                    3,540,304
                                                                    ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                         745,855
Advertising, sales and marketing                                       1,660,838
Provision for doubtful accounts                                                -
Loan portfolio expenses                                                   17,152
General and administrative                                               219,256
Depreciation and amortization                                             24,933
                                                                    ------------
Total costs and operating expenses                                     2,668,034
                                                                    ------------

Income (loss) from operations                                            872,270

Interest expense                                                               -
Equity (gain) on investment in joint ventures                                  -
Bankruptcy expenses                                                            -
                                                                    ------------

Income (loss) before provision for taxes                                 872,270

Provision for income taxes                                                     -
                                                                    ------------
Net income (loss)                                                   $    872,270
                                                                    ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended November 30, 2001

                                                                 All Seasons
                                                                    Resorts,
Legal entity                                                       Inc. (AZ)
Bankruptcy filing number                                        00-5-6936-JS
                                                                ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                          $    23,040
Other - Design International                                           (295)
Tour Sales                                                          109,253
Operating Refunds                                                   (17,988)
Escrow Funds                                                        739,025
Employee Payroll Deduction Reimbursement                                  -
                                                                -----------

    Subtotal-Deposit/Collection Inflows                             853,035

Other
-----
Asset Sales                                                               -
                                                                -----------

    Total Cash Inflows                                              853,035
                                                                -----------

Outflows:
---------
Operating-Resorts                                                   583,861
Payroll-Resorts(S&W)                                                542,458
Commissions-Post                                                    453,160
Insurance - Coverage Premiums                                         6,358
                                                                -----------
                                                                  1,585,837

Capital Expenditures & Maintenance
----------------------------------
Construction                                                        101,826
                                                                -----------

    Total Cash Outflows                                         $ 1,687,663
                                                                -----------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
November 30, 2001

                                                                  All Seasons
                                                                     Resorts,
Legal entity                                                        Inc. (TX)
Bankruptcy filing number                                        00-5-6937-JS
                                                                ------------
Assets:
-------
Cash and cash equivalents                                        $         -
Cash in escrow and restricted cash                                     2,268
Mortgages receivable, net                                                  -
Retained interests                                                         -
Intercompany receivable                                           (7,664,361)
Due from related parties                                              (2,900)
Other receivables, net                                               951,180
Prepaid expenses and other assets                                     61,742
Investment in joint ventures                                               -
Real estate and development costs                                  3,096,483
Property and equipment, net                                           52,190
Intangible assets, net                                                     -
                                                                 -----------

                                                                 $(3,503,398)
                                                                 ===========
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                               114,534
Notes payable subject to compromise                                        -
Accounts payable not subject to compromise                             3,076
Accrued liabilities                                                   28,352
Notes payable not subject to compromise                                    -
Deferred income taxes                                                      -
                                                                 -----------
                                                                     145,962

Stockholders' equity                                              (3,649,360)
                                                                 -----------

Total liabilities and equity                                     $(3,503,398)
                                                                 ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended November 30, 2001

                                                                  All Seasons
                                                                     Resorts,
Legal entity                                                        Inc. (TX)
Bankruptcy filing number                                        00-5-6937-JS
                                                                ------------
Revenues:
---------
Vacation interests sales                                         $        -
Interest income                                                           -
Other income (loss)                                                       -
                                                                 ----------
     Total revenues                                                       -
                                                                 ----------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                          -
Advertising, sales and marketing                                      1,166
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                   -
General and administrative                                           88,917
Depreciation and amortization                                             -
                                                                 ----------
Total costs and operating expenses                                   90,083
                                                                 ----------

Income (loss) from operations                                       (90,083)

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                                 ----------

Income (loss) before provision for taxes                            (90,083)

Provision for income taxes                                                -
                                                                 ----------
Net income (loss)                                                $  (90,083)
                                                                 ==========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended November 30, 2001

                                                                  All Seasons
                                                                     Resorts,
Legal entity                                                        Inc. (TX)
Bankruptcy filing number                                        00-5-6937-JS
                                                                ------------
Inflows:
--------

Deposit/Collection
------------------
Operating Refunds                                                  $     (30)
Escrow Funds                                                           1,057
                                                                   ---------

   Subtotal-Deposit/Collection Inflows                                 1,027

Other
-----
Asset Sales                                                                -
                                                                   ---------

  Total Cash Inflows                                                   1,027
                                                                   ---------

Outflows:
---------
Operating-Resorts                                                      5,686
HOA Subsidies & Maintenance Fees                                      42,571
                                                                   ---------

  Total Cash Outflows                                              $  48,256
                                                                  ----------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet

November 30, 2001

                                                                      Grand
                                                                      Beach
Legal entity                                                     Resort, LP
Bankruptcy filing number                                       00-5-6945-JS
                                                               ------------
Assets:
-------
Cash and cash equivalents                                    $         308
Cash in escrow and restricted cash                                 768,811
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                        (14,747,982)
Due from related parties                                           935,978
Other receivables, net                                           5,182,869
Prepaid expenses and other assets                                  188,487
Investment in joint ventures                                             -
Real estate and development costs                               14,610,849
Property and equipment, net                                        365,578
Intangible assets, net                                                   -
                                                             -------------

                                                             $   7,304,898
                                                             =============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                           1,143,021
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                         508,713
Accrued liabilities                                              1,738,069
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                             -------------
                                                                 3,389,803

Stockholders' equity                                             3,915,095
                                                             -------------

Total liabilities and equity                                 $   7,304,898
                                                             =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended November 30, 2001

                                                                      Grand
                                                                      Beach
Legal entity                                                     Resort, LP
Bankruptcy filing number                                       00-5-6945-JS
                                                               ------------
Revenues:
---------
Vacation interests sales                                         $  580,103
Interest income                                                           -
Other income (loss)                                                 (38,000)
                                                                 ----------
     Total revenues                                                 542,103
                                                                 ----------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                    110,234
Advertising, sales and marketing                                    380,424
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                   -
General and administrative                                          169,441
Depreciation and amortization                                        23,152
                                                                 ----------
Total costs and operating expenses                                  683,251
                                                                 ----------

Income (loss) from operations                                      (141,148)

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                                 ----------

Income (loss) before provision for taxes                           (141,148)

Provision for income taxes                                                -
                                                                 ----------
Net income (loss)                                                $ (141,148)
                                                                 ==========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended November 30, 2001

                                                                      Grand
                                                                      Beach
Legal entity                                                     Resort, LP
Bankruptcy filing number                                       00-5-6945-JS
                                                               ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                         $      1,729
Rental Income                                                         6,624
Operating Refunds                                                   (10,944)
Escrow Funds                                                        167,164
Employee Payroll Deduction Reimbursement                              3,957
                                                               ------------

    Subtotal-Deposit/Collection Inflows                             168,530

Other
-----
Asset Sales                                                               -
                                                               ------------

Total Cash Inflows                                                  168,530
                                                               ------------

Outflows:
--------
Operating-Resorts                                                   109,512
Payroll-Resorts(S&W)                                                124,168
Commissions-Post                                                    109,120
HOA Subsidies & Maintenance Fees                                    194,608
                                                               ------------

Total Cash Outflows                                            $    537,407
                                                               ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
November 30, 2001

                                                                Greensprings
Legal entity                                                      Associates
Bankruptcy filing number                                        00-5-6946-JS
                                                                ------------
Assets:
------
Cash and cash equivalents                                       $          -
Cash in escrow and restricted cash                                   417,976
Mortgages receivable, net                                                  -
Retained interests                                                         -
Intercompany receivable                                           29,901,210
Due from related parties                                             183,587
Other receivables, net                                               970,941
Prepaid expenses and other assets                                          -
Investment in joint ventures                                               -
Real estate and development costs                                  7,173,912
Property and equipment, net                                        1,535,067
Intangible assets, net                                                     -
                                                                ------------

                                                                $ 40,182,693
                                                                ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                               328,979
Notes payable subject to compromise                                        -
Accounts payable not subject to compromise                           101,226
Accrued liabilities                                                2,088,418
Notes payable not subject to compromise                                    -
Deferred income taxes                                                      -
                                                                ------------
                                                                   2,518,623

Stockholders' equity                                              37,664,070
                                                                ------------

Total liabilities and equity                                    $ 40,182,693
                                                                ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended November 30, 2001


                                                                Greensprings
Legal entity                                                      Associates
Bankruptcy filing number                                        00-5-6946-JS
                                                                ------------
Revenues:
--------
Vacation interests sales                                        $  1,106,062
Interest income                                                            -
Other income (loss)                                                        -
                                                                ------------
     Total revenues                                                1,106,062
                                                                ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                     248,619
Advertising, sales and marketing                                      (6,041)
Provision for doubtful accounts                                            -
Loan portfolio expenses                                                    -
General and administrative                                            34,842
Depreciation and amortization                                         16,813
                                                                ------------
Total costs and operating expenses                                   294,233
                                                                ------------

Income (loss) from operations                                        811,829

Interest expense                                                           -
Equity (gain) on investment in joint ventures                              -
Bankruptcy expenses                                                        -
                                                                ------------

Income (loss) before provision for taxes                             811,829

Provision for income taxes                                                 -
                                                                ------------
Net income (loss)                                               $    811,829
                                                                ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended November 30, 2001


                                                                Greensprings
Legal entity                                                      Associates
Bankruptcy filing number                                        00-5-6946-JS
                                                                ------------
Cash Flow is combined with Powhatan Associates
00-5-6958-JS

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
November 30, 2001

                                                              Greensprings
                                                                Plantation
Legal entity                                                 Resorts, Inc.
Bankruptcy filing number                                      00-5-6947-JS
                                                              ------------
Assets:
------
Cash and cash equivalents                                    $           -
Cash in escrow and restricted cash                                       -
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                                  -
Due from related parties                                                 -
Other receivables, net                                                   -
Prepaid expenses and other assets                                        -
Investment in joint ventures                                             -
Real estate and development costs                                        -
Property and equipment, net                                              -
Intangible assets, net                                                   -
                                                             -------------

                                                             $           -
                                                             =============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                                   -
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                               -
Accrued liabilities                                                      -
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                             -------------
                                                                         -

Stockholders' equity                                                     -
                                                             -------------

Total liabilities and equity                                 $           -
                                                             =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended November 30, 2001

                                                              Greensprings
                                                                Plantation
Legal entity                                                 Resorts, Inc.
Bankruptcy filing number                                      00-5-6947-JS
                                                              ------------
Revenues:
--------
Vacation interests sales                                     $           -
Interest income                                                          -
Other income (loss)                                                      -
                                                             -------------
     Total revenues                                                      -
                                                             -------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                         -
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                  -
General and administrative                                               -
Depreciation and amortization                                            -
                                                             -------------
Total costs and operating expenses                                       -
                                                             -------------

Income (loss) from operations                                            -

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                             -------------

Income (loss) before provision for taxes                                 -

Provision for income taxes                                               -
                                                             -------------
Net income (loss)                                            $           -
                                                             =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended November 30, 2001

                                                              Greensprings
                                                                Plantation
Legal entity                                                 Resorts, Inc.
Bankruptcy filing number                                      00-5-6947-JS
                                                              ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
November 30, 2001

                                                                     Harich
                                                                      Tahoe
Legal entity                                                    Development
Bankruptcy filing number                                       00-5-6948-JS
                                                               ------------
Assets:
------
Cash and cash equivalents                                      $          -
Cash in escrow and restricted cash                                        -
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                           1,497,688
Due from related parties                                                  -
Other receivables, net                                              375,858
Prepaid expenses and other assets                                         -
Investment in joint ventures                                              -
Real estate and development costs                                    37,400
Property and equipment, net                                               -
Intangible assets, net                                                    -
                                                               ------------

                                                               $  1,910,946
                                                               ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                               28,378
Notes payable subject to compromise                               1,154,643
Accounts payable not subject to compromise                                -
Accrued liabilities                                                       2
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                               ------------
                                                                  1,183,023

Stockholders' equity                                                727,923
                                                               ------------

Total liabilities and equity                                   $  1,910,946
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended November 30, 2001

                                                                     Harich
                                                                      Tahoe
Legal entity                                                    Development
Bankruptcy filing number                                       00-5-6948-JS
                                                               ------------
Revenues:
--------
Vacation interests sales                                       $          -
Interest income                                                           -
Other income (loss)                                                       -
                                                               ------------
     Total revenues                                                       -
                                                               ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                          -
Advertising, sales and marketing                                          -
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                   -
General and administrative                                            1,591
Depreciation and amortization                                             -
                                                               ------------
Total costs and operating expenses                                    1,591
                                                               ------------

Income (loss) from operations                                        (1,591)

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                               ------------

Income (loss) before provision for taxes                             (1,591)

Provision for income taxes                                                -
                                                               ------------
Net income (loss)                                              $     (1,591)
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended November 30, 2001

                                                                     Harich
                                                                      Tahoe
Legal entity                                                    Development
Bankruptcy filing number                                       00-5-6948-JS
                                                               ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                         $          -
                                                               ------------

    Subtotal-Deposit/Collection Inflows                                   -

Other
-----
Asset Sales                                                               -
                                                               ------------

    Total Cash Inflows                                                    -
                                                               ------------

Outflows:
--------
Operating-Resorts                                                         -
                                                               ------------
    Total Cash Outflows                                        $          -
                                                               ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet

November 30, 2001

                                                                  Lake Tahoe
                                                                      Resort
Legal entity                                                   Partners, LLC
Bankruptcy filing number                                        00-5-6952-JS
                                                                ------------
Assets:
------
Cash and cash equivalents                                       $     22,352
Cash in escrow and restricted cash                                    40,225
Mortgages receivable, net                                                  -
Retained interests                                                         -
Intercompany receivable                                          (28,997,559)
Due from related parties                                                   -
Other receivables, net                                             3,342,584
Prepaid expenses and other assets                                    183,210
Investment in joint ventures                                               -
Real estate and development costs                                 39,315,834
Property and equipment, net                                           74,299
Intangible assets, net                                                     -
                                                                           -
                                                                ------------

                                                                $ 13,980,945
                                                                ============

Liabilities and equity:
----------------------
Accounts payable subject to compromise                             3,749,627
Notes payable subject to compromise                                        -
Accounts payable not subject to compromise                           904,566
Accrued liabilities                                                  333,311
Notes payable not subject to compromise                                    -
Deferred income taxes                                                      -
                                                                           -
                                                                   4,987,504

Stockholders' equity                                               8,993,441
                                                                ------------

Total liabilities and equity                                    $ 13,980,945
                                                                ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended November 30, 2001

                                                                  Lake Tahoe
                                                                      Resort
Legal entity                                                   Partners, LLC
Bankruptcy filing number                                        00-5-6952-JS
                                                                ------------
Revenues:
--------
Vacation interests sales                                         $   334,528
Interest income                                                            -
Other income (loss)                                                  (82,069)
                                                                  ----------
     Total revenues                                                  252,459
                                                                  ----------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                     125,705
Advertising, sales and marketing                                     166,045
Provision for doubtful accounts                                            -
Loan portfolio expenses                                                    -
General and administrative                                           113,329
Depreciation and amortization                                          6,427
                                                                  ----------
Total costs and operating expenses                                   411,506
                                                                  ----------

Income (loss) from operations                                       (159,047)

Interest expense                                                           -
Equity (gain) on investment in joint ventures                              -
Bankruptcy expenses                                                        -
                                                                           -
                                                                  ----------

Income (loss) before provision for taxes                            (159,047)

                                                                           -
Provision for income taxes                                                 -
                                                                  ----------
Net income (loss)                                                 $ (159,047)
                                                                  ==========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended November 30, 2001

                                                                  Lake Tahoe
                                                                      Resort
Legal entity                                                   Partners, LLC
Bankruptcy filing number                                        00-5-6952-JS
                                                                ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                            $    5,927
Rental Income                                                            400
Tour Sales                                                               975
Conversions                                                              291
Escrow Funds                                                          67,338
                                                                  ----------

    Subtotal-Deposit/Collection Inflows                               74,930
                                                                  ----------

Other
-----
Asset Sales                                                                -
                                                                  ----------
    Total Cash Inflows                                                74,930
                                                                  ----------

Outflows:
--------
Operating-Resorts                                                    112,146
Payroll-Resorts(S&W)                                                  62,710
Commissions-Post                                                      61,677
Insurance - Coverage Premiums                                            236
                                                                  ----------

    Total Cash Outflows                                           $  236,768
                                                                  ----------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
November 30, 2001

                                                                         MMG
                                                                 Development
Legal entity                                                           Corp.
Bankruptcy filing number                                        00-5-6954-JS
                                                                ------------
Assets:
------
Cash and cash equivalents                                       $     19,729
Cash in escrow and restricted cash                                   505,043
Mortgages receivable, net                                                  -
Retained interests                                                         -
Intercompany receivable                                          (23,839,814)
Due from related parties                                             150,562
Other receivables, net                                             1,569,257
Prepaid expenses and other assets                                     49,382
Investment in joint ventures                                               -
Real estate and development costs                                 12,768,508
Property and equipment, net                                        4,754,020
Intangible assets, net                                                     -
                                                                ------------

                                                                $ (4,023,313)
                                                                ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                             1,570,020
Notes payable subject to compromise                                        -
Accounts payable not subject to compromise                           226,641
Accrued liabilities                                                  101,406
Notes payable not subject to compromise                               38,384
Deferred income taxes                                                      -
                                                                ------------
                                                                   1,936,451

Stockholders' equity                                              (5,959,764)
                                                                ------------

Total liabilities and equity                                    $ (4,023,313)
                                                                ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended November 30, 2001

                                                                         MMG
                                                                 Development
Legal entity                                                           Corp.
Bankruptcy filing number                                        00-5-6954-JS
                                                                ------------
Revenues:
---------
Vacation interests sales                                             $17,193
Interest income                                                            -
Other income (loss)                                                        -
                                                                ------------
     Total revenues                                                   17,193
                                                                ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                       5,850
Advertising, sales and marketing                                       3,591
Provision for doubtful accounts                                            -
Loan portfolio expenses                                                    -
General and administrative                                           178,173
Depreciation and amortization                                         19,252
                                                                ------------
Total costs and operating expenses                                   206,866
                                                                ------------

Income (loss) from operations                                       (189,673)

Interest expense                                                           -
Equity (gain) on investment in joint ventures                              -
Bankruptcy expenses                                                        -
                                                                ------------

Income (loss) before provision for taxes                            (189,673)

Provision for income taxes                                                 -
                                                                ------------
Net income (loss)                                               $   (189,673)
                                                                ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended November 30, 2001

                                                                         MMG
                                                                  Development
Legal entity                                                           Corp.
Bankruptcy filing number                                        00-5-6954-JS
                                                                ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                          $     20,757
Operating Refunds                                                        (15)
Escrow Funds                                                          19,132
Employee Payroll Deduction Reimbursement                                 368
                                                                ------------

    Subtotal-Deposit/Collection Inflows                               40,242

Other
-----
Asset Sales                                                                -
                                                                ------------

    Total Cash Inflows                                                40,242
                                                                ------------

Outflows:
--------
Operating-Resorts                                                     50,865
Payroll-Resorts(S&W)                                                  20,171
HOA Subsidies & Maintenance Fees                                      62,053
                                                                ------------

    Total Cash Outflows                                         $    133,089
                                                                ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
November 30, 2001

                                                                      Port Royal
Legal entity                                                        Resort, L.P.
Bankruptcy filing number                                            00-5-6957-JS
                                                                    ------------
Assets:
-------
Cash and cash equivalents                                           $         -
Cash in escrow and restricted cash                                       27,219
Mortgages receivable, net                                                (3,295)
Retained interests                                                            -
Intercompany receivable                                                (350,377)
Due from related parties                                                      -
Other receivables, net                                                  760,080
Prepaid expenses and other assets                                          (951)
Investment in joint ventures                                                  -
Real estate and development costs                                       652,591
Property and equipment, net                                             128,231
Intangible assets, net                                                        -
                                                                    -----------

                                                                    $ 1,213,498

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                  197,851
Notes payable subject to compromise                                           -
Accounts payable not subject to compromise                                9,248
Accrued liabilities                                                      (6,404)
Notes payable not subject to compromise                                       -
Deferred income taxes                                                         -
                                                                    -----------
                                                                        200,695

Stockholders' equity                                                  1,012,803
                                                                    -----------

Total liabilities and equity                                        $ 1,213,498
                                                                    ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended November 30, 2001


                                                               Port Royal
Legal entity                                                   Resort, L.P.
Bankruptcy filing number                                       00-5-6957-JS
                                                               ------------
Revenues:
---------
Vacation interests sales                                       $          -
Interest income                                                           -
Other income (loss)                                                       -
                                                               ------------
     Total revenues                                                       -
                                                               ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                          -
Advertising, sales and marketing                                          -
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                   -
General and administrative                                            4,903
Depreciation and amortization                                             -
                                                               ------------
Total costs and operating expenses                                    4,903
                                                               ------------

Income (loss) from operations                                        (4,903)

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                               ------------

Income (loss) before provision for taxes                             (4,903)

Provision for income taxes                                                -
                                                               ------------
Net income (loss)                                              $     (4,903)
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended November 30, 2001


                                                      Port Royal
Legal entity                                         Resort, L.P.
Bankruptcy filing number                             00-5-6957-JS
                                                     ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                               $         (2)
Escrow Funds                                                    -
                                                     ------------

    Subtotal-Deposit/Collection Inflows                        (2)

Other
-----
Asset Sales                                                     -
                                                     ------------

    Total Cash Inflows                                         (2)
                                                     ------------

Outflows:
---------
Operating-Resorts                                               -
                                                     ------------

    Total Cash Outflows                              $          -
                                                     ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
November 30, 2001

                                                                        Powhatan
Legal entity                                                          Associates
Bankruptcy filing number                                            00-5-6958-JS
                                                                    ------------
Assets:
-------
Cash and cash equivalents                                           $          -
Cash in escrow and restricted cash                                       668,771
Mortgages receivable, net                                                      -
Retained interests                                                             -
Intercompany receivable                                               20,146,780
Due from related parties                                                 143,235
Other receivables, net                                                 1,320,217
Prepaid expenses and other assets                                         22,500
Investment in joint ventures                                                   -
Real estate and development costs                                      6,818,008
Property and equipment, net                                               25,344
Intangible assets, net                                                         -
                                                                    ------------

                                                                    $ 29,144,855
                                                                    ============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                   221,734
Notes payable subject to compromise                                            -
Accounts payable not subject to compromise                                56,973
Accrued liabilities                                                      598,466
Notes payable not subject to compromise                                        -
Deferred income taxes                                                          -
                                                                    ------------
                                                                         877,173

Stockholders' equity                                                  28,267,682
                                                                    ------------

Total liabilities and equity                                        $ 29,144,855
                                                                    ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended November 30, 2001


                                                                       Powhatan
Legal entity                                                         Associates
Bankruptcy filing number                                           00-5-6958-JS
                                                                   ------------
Revenues:
---------
Vacation interests sales                                           $    848,802
Interest income                                                               -
Other income (loss)                                                       7,106
                                                                   ------------
     Total revenues                                                     855,908
                                                                   ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                        112,737
Advertising, sales and marketing                                         (5,632)
Provision for doubtful accounts                                               -
Loan portfolio expenses                                                       -
General and administrative                                               83,047
Depreciation and amortization                                             2,291
                                                                   ------------
Total costs and operating expenses                                      192,443
                                                                   ------------

Income (loss) from operations                                           663,465

Interest expense                                                              -
Equity (gain) on investment in joint ventures                                 -
Bankruptcy expenses                                                           -
                                                                   ------------

Income (loss) before provision for taxes                                663,465

Provision for income taxes                                                    -
                                                                   ------------
Net income (loss)                                                  $    663,465
                                                                   ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended November 30, 2001


                                                                        Powhatan
Legal entity                                                          Associates
Bankruptcy filing number                                            00-5-6958-JS
                                                                    ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                              $     19,456
Rental Income                                                              7,688
Tour Sales                                                                34,547
Operating Refunds                                                         28,037
Escrow Funds                                                             354,592
Employee Payroll Deduction Reimbursement                                  13,213
                                                                    ------------

    Subtotal-Deposit/Collection Inflows                                  457,532

Other
----
Asset Sales                                                                    -
                                                                    ------------

    Total Cash Inflows                                                   457,532
                                                                    ------------

Outflows:
---------
Operating-Resorts                                                        259,280
Payroll-Resorts(S&W)                                                     537,401
Commissions-Post                                                          20,576
HOA Subsidies & Maintenance Fees                                               -
                                                                    ------------

    Total Cash Outflows                                             $    817,257
                                                                    ============

Includes Powhatan Associates (00-5-6958-JS) and
    Greensprings Associates (00-5-6946-JS)

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
November 30, 2001

                                                                         Resort
                                                                      Marketing
Legal entity                                                   Internat'l, Inc.
Bankruptcy filing number                                           00-5-6961-JS
                                                                   ------------
Assets:
-------
Cash and cash equivalents                                          $     61,301
Cash in escrow and restricted cash                                      253,000
Mortgages receivable, net                                                     -
Retained interests                                                            -
Intercompany receivable                                             (10,743,606)
Due from related parties                                                 95,462
Other receivables, net                                                  133,224
Prepaid expenses and other assets                                       772,232
Investment in joint ventures                                                  -
Real estate and development costs                                             -
Property and equipment, net                                             354,757
Intangible assets, net                                                        -
                                                                   ------------

                                                                   $ (9,073,630)
                                                                   ============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                3,451,070
Notes payable subject to compromise                                           -
Accounts payable not subject to compromise                              172,112
Accrued liabilities                                                     153,353
Notes payable not subject to compromise                                       -
Deferred income taxes                                                         -
                                                                   ------------
                                                                      3,776,535

Stockholders' equity                                                (12,850,165)
                                                                   ------------

Total liabilities and equity                                       $ (9,073,630)
                                                                   ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended November 30, 2001

                                                                         Resort
                                                                      Marketing
Legal entity                                                   Internat'l, Inc.
Bankruptcy filing number                                           00-5-6961-JS
                                                                   ------------
Revenues:
---------
Vacation interests sales                                           $          -
Interest income                                                               -
Other income (loss)                                                           -
                                                                   ------------
     Total revenues                                                           -
                                                                   ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                              -
Advertising, sales and marketing                                        902,306
Provision for doubtful accounts                                               -
Loan portfolio expenses                                                       -
General and administrative                                              (73,852)
Depreciation and amortization                                               451
                                                                   ------------
Total costs and operating expenses                                      828,905
                                                                   ------------

Income (loss) from operations                                          (828,905)

Interest expense                                                              -
Equity (gain) on investment in joint ventures                                 -
Bankruptcy expenses                                                           -
                                                                   ------------

Income (loss) before provision for taxes                               (828,905)

Provision for income taxes                                                    -
                                                                   ------------
Net income (loss)                                                  $   (828,905)
                                                                   ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended November 30, 2001

                                                                          Resort
                                                                       Marketing
Legal entity                                                    Internat'l, Inc.
Bankruptcy filing number                                            00-5-6961-JS
                                                                    ------------
Inflows:
--------

Deposit/Collection
------------------
Ticket Sales                                                        $      6,037
Operating Refunds                                                             55
Employee Payroll Deduction Reimbursement                                   2,405
                                                                    ------------

    Subtotal-Deposit/Collection Inflows                                    8,497

Other
-----
Asset Sales                                                                    -
                                                                    ------------

    Total Cash Inflows                                                     8,497
                                                                    ------------

Outflows:
---------
Operating-Premier                                                          4,411
Operating-Carlsbad                                                         3,895
Operating-Resorts                                                        110,166
Payroll-Carlsbad                                                          66,112
Payroll-Resorts(S&W)                                                      75,789
Commissions-Post                                                           8,040
                                                                    ------------

    Total Cash Outflows                                             $    268,412
                                                                    ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
November 30, 2001

                                                             Ridge Point
                                                                 Limited
Legal entity                                                 Partnership
Bankruptcy filing number                                    00-5-6962-JS
                                                            ------------
Assets:
-------
Cash and cash equivalents                                   $          -
Cash in escrow and restricted cash                               119,119
Mortgages receivable, net                                              -
Retained interests                                                     -
Intercompany receivable                                       (1,473,309)
Due from related parties                                               -
Other receivables, net                                           307,659
Prepaid expenses and other assets                                 27,796
Investment in joint ventures                                           -
Real estate and development costs                              1,466,828
Property and equipment, net                                            -
Intangible assets, net                                                 -
                                                            ------------

                                                            $    448,093
                                                            ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                            19,670
Notes payable subject to compromise                                    -
Accounts payable not subject to compromise                        (1,942)
Accrued liabilities                                              205,373
Notes payable not subject to compromise                                -
Deferred income taxes                                                  -
                                                            ------------
                                                                 223,101

Stockholders' equity                                             224,992
                                                            ------------

Total liabilities and equity                                $    448,093
                                                            ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended November 30, 2001

                                                             Ridge Point
                                                                 Limited
Legal entity                                                 Partnership
Bankruptcy filing number                                    00-5-6962-JS
                                                            ------------
Revenues:
---------
Vacation interests sales                                    $          -
Interest income                                                        -
Other income (loss)                                                    -
                                                            ------------
     Total revenues                                                    -
                                                            ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                       -
Advertising, sales and marketing                                     682
Provision for doubtful accounts                                        -
Loan portfolio expenses                                                -
General and administrative                                        38,059
Depreciation and amortization                                          -
                                                            ------------
Total costs and operating expenses                                38,741
                                                            ------------
Income (loss) from operations                                    (38,741)
Interest expense                                                       -
Equity (gain) on investment in joint ventures                          -
Bankruptcy expenses                                                    -
                                                            ------------

Income (loss) before provision for taxes                         (38,741)

Provision for income taxes                                             -
                                                            ------------
Net income (loss)                                               ($38,741)
                                                            ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended November 30, 2001

                                                             Ridge Point
                                                                 Limited
Legal entity                                                 Partnership
Bankruptcy filing number                                    00-5-6962-JS
                                                            ------------
Inflows:
--------

Deposit/Collection
------------------
Escrow Funds                                                $     42,794
                                                            ------------

    Subtotal-Deposit/Collection Inflows                           42,794

Other
-----
Asset Sales                                                            -
                                                            ------------

Total Cash Inflows                                                42,794
                                                            ------------

Outflows:
---------
Operating-Resorts                                                      -
                                                            ------------

Total Cash Outflows                                         $          -
                                                            ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
November 30, 2001

Legal entity                                                   RKG, Inc.
Bankruptcy filing number                                    00-5-6964-JS
                                                            ------------
Assets:
-------
Cash and cash equivalents                                   $          -
Cash in escrow and restricted cash                                     -
Mortgages receivable, net                                              -
Retained interests                                                     -
Intercompany receivable                                                -
Due from related parties                                               -
Other receivables, net                                                 -
Prepaid expenses and other assets                                      -
Investment in joint ventures                                           -
Real estate and development costs                                      -
Property and equipment, net                                            -
Intangible assets, net                                                 -
                                                            ------------

                                                            $          -
                                                            ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                                 -
Notes payable subject to compromise                                    -
Accounts payable not subject to compromise                             -
Accrued liabilities                                                    -
Notes payable not subject to compromise                                -
Deferred income taxes                                                  -
                                                            ------------
                                                                       -

Stockholders' equity                                                   -
                                                            ------------

Total liabilities and equity                                $          -
                                                            ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended November 30, 2001


Legal entity                                                   RKG, Inc.
Bankruptcy filing number                                    00-5-6964-JS
                                                            ------------
Revenues:
--------
Vacation interests sales                                    $          -
Interest income                                                        -
Other income (loss)                                                    -
                                                            ------------
     Total revenues                                                    -
                                                            ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                       -
Advertising, sales and marketing                                       -
Provision for doubtful accounts                                        -
Loan portfolio expenses                                                -
General and administrative                                             -
Depreciation and amortization                                          -
                                                            ------------
Total costs and operating expenses                                     -
                                                            ------------

Income (loss) from operations                                          -

Interest expense                                                       -
Equity (gain) on investment in joint ventures                          -
Bankruptcy expenses                                                    -
                                                            ------------

Income (loss) before provision for taxes                               -

Provision for income taxes                                             -
                                                            ------------
Net income (loss)                                           $          -
                                                            ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended November 30, 2001


Legal entity                                                   RKG, Inc.
Bankruptcy filing number                                    00-5-6964-JS
                                                            ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
November 30, 2001

                                                                        Sunterra
                                                                       Financial
Legal entity                                                      Services, Inc.
Bankruptcy filing number                                            00-5-6965-JS
                                                                    ------------
Assets:
------
Cash and cash equivalents                                         $     311,272
Cash in escrow and restricted cash                                   35,582,901
Mortgages receivable, net                                           141,656,259
Retained interests                                                   12,885,834
Intercompany receivable                                            (220,556,541)
Due from related parties                                               (313,660)
Other receivables, net                                                1,366,532
Prepaid expenses and other assets                                    14,252,599
Investment in joint ventures                                                  -
Real estate and development costs                                             -
Property and equipment, net                                             605,882
Intangible assets, net                                                3,888,542
                                                                  -------------

                                                                  $ (10,320,380)
                                                                  =============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                                4,467,250
Notes payable subject to compromise                                  89,843,613
Accounts payable not subject to compromise                              594,504
Accrued liabilities                                                  72,695,283
Notes payable not subject to compromise                                       -
Deferred income taxes                                                         -
                                                                  -------------
                                                                    167,600,650

Stockholders' equity                                               (177,921,030)
                                                                  -------------

Total liabilities and equity                                      $ (10,320,380)
                                                                  =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended November 30, 2001

                                                                        Sunterra
                                                                       Financial
Legal entity                                                      Services, Inc.
Bankruptcy filing number                                            00-5-6965-JS
                                                                    ------------
Revenues:
--------
Vacation interests sales                                          $            -
Interest income                                                        2,154,050
Other income (loss)                                                      194,929
                                                                  --------------
     Total revenues                                                    2,348,979
                                                                  --------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                               -
Advertising, sales and marketing                                               -
Provision for doubtful accounts                                          305,205
Loan portfolio expenses                                                  733,177
General and administrative                                                 1,372
Depreciation and amortization                                             35,115
                                                                  --------------
Total costs and operating expenses                                     1,074,869
                                                                  --------------

Income (loss) from operations                                          1,274,110

Interest expense                                                         756,169
Other nonoperating expenses                                                    -
Realized (gain) on available-for-sale securities                               -
Equity (gain) on investment in joint ventures                                  -
Bankruptcy expenses                                                            -
                                                                  --------------

Income (loss) before provision for taxes                                 517,941

Provision for income taxes                                                     -
                                                                  --------------
Net income (loss)                                                 $      517,941
                                                                  ==============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended November 30, 2001

                                                                     Sunterra
                                                                    Financial
Legal entity                                                   Services, Inc.
Bankruptcy filing number                                         00-5-6965-JS
                                                                 ------------
Inflows:
-------

Deposit/Collection
------------------
Operating Refunds                                              $       95,626
Sunterra Finance Servicing Fee Income                                  93,089
Employee Payroll Deduction Reimbursement                               19,782
                                                               --------------

    Subtotal-Deposit/Collection Inflows                               208,496

Other
-----
Asset Sales                                                                 -
                                                               --------------

    Total Cash Inflows                                                208,496
                                                               --------------

Outflows:
--------
Operating-Sunterra Finance                                            640,757
Payroll-Sunterra Finance                                              368,011
Insurance - Coverage Premiums                                             856
Professional Fees                                                           -
                                                               --------------

    Total Cash Outflows                                        $    1,009,624
                                                               --------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
November 30, 2001

                                                                  Sunterra
Legal entity                                               St. Croix, Inc.
Bankruptcy filing number                                      00-5-6966-JS
                                                              ------------
Assets:
------
Cash and cash equivalents                                  $       121,024
Cash in escrow and restricted cash                                  22,919
Mortgages receivable, net                                          539,140
Retained interests                                                       -
Intercompany receivable                                        (12,504,740)
Due from related parties                                           (76,869)
Other receivables, net                                             139,823
Prepaid expenses and other assets                                  402,823
Investment in joint ventures                                             -
Real estate and development costs                                6,633,945
Property and equipment, net                                      5,057,736
Intangible assets, net                                                   -
                                                           ---------------

                                                           $       335,801
                                                           ===============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                             779,021
Notes payable subject to compromise                                  6,375
Accounts payable not subject to compromise                         375,823
Accrued liabilities                                                457,815
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                           ---------------
                                                                 1,619,034

Stockholders' equity                                            (1,283,233)
                                                           ---------------

Total liabilities and equity                               $       335,801
                                                           ===============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended November 30, 2001


                                                                  Sunterra
Legal entity                                               St. Croix, Inc.
Bankruptcy filing number                                      00-5-6966-JS
                                                              ------------
Revenues:
--------
Vacation interests sales                                   $         3,423
Interest income                                                      9,744
Other income (loss)                                                    151
                                                           ---------------
     Total revenues                                                 13,318
                                                           ---------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                         -
Provision for doubtful accounts                                     15,825
Loan portfolio expenses                                                 29
General and administrative                                          12,355
Depreciation and amortization                                       42,681
                                                           ---------------
Total costs and operating expenses                                  70,890
                                                           ---------------

Income (loss) from operations                                      (57,572)

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                           ---------------

Income (loss) before provision for taxes                           (57,572)

Provision for income taxes                                               -
                                                           ---------------
Net income (loss)                                          $       (57,572)
                                                           ===============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended November 30, 2001


                                                                  Sunterra
Legal entity                                               St. Croix, Inc.
Bankruptcy filing number                                      00-5-6966-JS
                                                              ------------
Inflows:
-------

Deposit/Collection
------------------
Escrow Funds                                               $        13,865
Employee Payroll Deduction Reimbursement                             6,041
                                                           ---------------

    Subtotal-Deposit/Collection Inflows                             19,906

Other
-----
Asset Sales                                                              -
                                                           ---------------

    Total Cash Inflows                                              19,906
                                                           ---------------

Outflows:
--------
HOA Subsidies & Maintenance Fees                                    99,714
                                                           ---------------

    Total Cash Inflows                                     $        99,714
                                                           ---------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
November 30, 2001

                                                               Williamsburg
Legal entity                                                Vacations, Inc.
Bankruptcy filing number                                       00-5-6967-JS
                                                               ------------
Assets:
------
Cash and cash equivalents                                   $             -
Cash in escrow and restricted cash                                        -
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                                   -
Due from related parties                                                  -
Other receivables, net                                                    -
Prepaid expenses and other assets                                         -
Investment in joint ventures                                              -
Real estate and development costs                                         -
Property and equipment, net                                               -
Intangible assets, net                                                    -
                                                            ---------------

                                                            $             -
                                                            ===============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                                    -
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                                -
Accrued liabilities                                                       -
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                            ---------------
                                                                          -

Stockholders' equity                                                      -
                                                            ---------------

Total liabilities and equity                                $             -
                                                            ===============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended November 30, 2001


                                                               Williamsburg
Legal entity                                                Vacations, Inc.
Bankruptcy filing number                                       00-5-6967-JS
                                                               ------------
Revenues:
--------
Vacation interests sales                                    $             -
Interest income                                                           -
Other income (loss)                                                       -
                                                            ---------------
     Total revenues                                                       -
                                                            ---------------
Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                          -
Advertising, sales and marketing                                          -
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                   -
General and administrative                                                -
Depreciation and amortization                                             -
                                                            ---------------
Total costs and operating expenses                                        -
                                                            ---------------

Income (loss) from operations                                             -

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                            ---------------

Income (loss) before provision for taxes                                  -

Provision for income taxes                                                -
                                                            ---------------
Net income (loss)                                           $             -
                                                            ===============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended November 30, 2001


                                                               Williamsburg
Legal entity                                                Vacations, Inc.
Bankruptcy filing number                                       00-5-6967-JS
                                                               ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
November 30, 2001



                                                                     Design
                                                            Internationale-
Legal entity                                                      RMI, Inc.
Bankruptcy filing number                                       00-5-8313-JS
                                                               ------------

Assets:
------
Cash and cash equivalents                                        $        -
Cash in escrow and restricted cash                                        -
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                           3,082,831
Due from related parties                                                  -
Other receivables, net                                              181,343
Prepaid expenses and other assets                                         -
Investment in joint ventures                                              -
Real estate and development costs                                         -
Property and equipment, net                                               -
Intangible assets, net                                                    -
                                                                 ----------

                                                                 $3,264,174
                                                                 ==========

Liabilities and equity:
----------------------
Accounts payable subject to compromise                            1,533,458
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                              108
Accrued liabilities                                                       -
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                                 ----------
                                                                  1,533,566

Stockholders' equity                                              1,730,608
                                                                 ----------

Total liabilities and equity                                     $3,264,174
                                                                 ==========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended November 30, 2001


                                                                     Design
                                                            Internationale-
Legal entity                                                      RMI, Inc.
Bankruptcy filing number                                       00-5-8313-JS
                                                               ------------

Revenues:
--------
Vacation interests sales                                       $          -
Interest income                                                           -
Other income (loss)                                                       -
                                                               ------------
     Total revenues                                                       -
                                                               ------------
Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                          -
Advertising, sales and marketing                                          -
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                   -
General and administrative                                                -
Depreciation and amortization                                             -
                                                               ------------
Total costs and operating expenses                                        -
                                                               ------------

Income (loss) from operations                                             -

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                               ------------
Income (loss) before provision for taxes                                  -

Provision for income taxes                                                -
                                                               ------------
Net income (loss)                                              $          -
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended November 30, 2001



                                                                    Design
                                                            Internationale-
Legal entity                                                      RMI, Inc.
Bankruptcy filing number                                       00-5-8313-JS
Inflows:                                                       ------------
-------

Deposit/Collection
------------------
    Operating Refunds                                        $            -
                                                             --------------
    Subtotal-Deposit/Collection Inflows                                   -

Other
-----
Asset Sales                                                               -
                                                             --------------

    Total Cash Inflows                                                    -
                                                             --------------

Outflows:
--------
Operating-Resorts                                                         -
                                                             --------------

    Total Cash Outflows                                      $            -
                                                             --------------